UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7170

TCW Funds, Inc.
(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA			90017
(Address of principal executive offices)			(Zip code)

Philip K. Holl, Esq. Secretary 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(213) 244-0000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.                                   Report to Stockholders.

ANNUAL REPORT

TCW Galileo Funds

International Funds

Asia Pacific Equities

Emerging Markets Equities

Emerging Markets Income

Select International Growth Equities

October 31, 2005

INTERNATIONAL

TCW Galileo Funds, Inc.

Table of Contents	October 31, 2005
Letter To Shareholders	1

Management Discussions	2

Schedules of Investments:

TCW Galileo Asia Pacific Equities Fund	10

TCW Galileo Emerging Markets Equities Fund	15

TCW Galileo Emerging Markets Income Fund	21

TCW Galileo Select International Growth Equities Fund	25

Statements of Assets and Liabilities	29

Statements of Operations	30

Statements of Changes in Net Assets	31

Notes to Financial Statements	33

Financial Highlights	41

Report of Independent Registered Public Accounting Firm	48

Shareholder Expenses	49

Proxy Voting Guidelines and Availability of Quarterly Portfolio Schedule	50

Tax Information Notice	51

Directors and Officers	52

(THIS PAGE INTENTIONALLY LEFT BLANK)

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To Our Valued Shareholders

We are pleased to submit the October 31, 2005 annual reports for the TCW Galileo Funds.

The TCW Galileo Funds continue to provide our clients with targeted investment strategies featuring competitive expense ratios with no front-end loads or deferred sales charges. In the pages that follow we have provided detailed information and analysis outlining the performance of each of our funds.

On behalf of the Board and everyone at TCW, I would like to thank you for your continued support. As always, we look forward to assisting you in reaching your financial goals. If you have any questions or require any further information on the TCW Galileo Funds, I invite you to visit our web site at www.tcw.com or call our shareholder services department at 1-800-FUND-TCW (1-800-386-3829).

Sincerely,

Alvin R. Albe, Jr.
President and Chief Executive Officer

INTERNATIONAL

TCW Galileo Asia Pacific Equities Fund

Management Discussions

The total return for the TCW Galileo Asia Pacific Equities Fund (the "Fund") during the fiscal year ended October 31, 2005 was 17.26%. The Fund underperformed its benchmark, the MSCI AC Far East ex-Japan (Total Return) Index, which achieved a higher return of 19.84%.

Between Country Allocation and Stock Selection, the former added value slightly while the latter contributed to all the underperformance. South Korea had a tremendous bull run, where the MSCI Korea Index rallied 33% in local currency basis over the 12 months ended October 2005, but our portfolio has lagged the market by 3 percentage points. China, Malaysia and Taiwan also showed modest underperformance while Singapore and Indonesia did very well.

The Far East ex Japan equity markets sustained its uptrend during the first four months of the period under review, driven by the temporary retreat in oil prices, weak US dollar and firm commodities prices. The economic outlook remained buoyant both regionally as well as globally. Sentiment turned cautious from March to May as oil prices moved up again in tandem with US Fed Funds Rate. As a result, the markets were flat during the first half of 2005. Korea and China started to rebound in the third quarter as investors discounted earnings slowdowns and moved to search for growth opportunities in 2006. Domestic liquidity has flooded into the Korea market and signs of recovery in domestic consumption reinforced the bullish sentiment. Taiwan continued to underperform due to domestic selling and negative news related to surging cash card non-performing loans among local banks. Smaller markets such as Indonesia and the Philippines did well until the middle of the year when high oil prices hit the former's Foreign Reserve and the latter by President Arroyo's scandal. Thailand lagged in the first half but managed to recover somewhat towards July and August. Singapore saw both macro economy and corporate earnings recovering. Oil related and real estate were particularly strong. Hong Kong underperformed over the period due to the strong run last year and rising interest rates which affected the property sector. China lagged in the first half, but started to catch up from July onwards. Fundamentals remained sound but large scale IPOs like China Construction Bank continued to drain market liquidity.

TCW Galileo Asia Pacific Equities Fund - I Class

(1)  The returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

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TCW Galileo Emerging Markets Equities Fund

Management Discussions

The total return for the TCW Galileo Emerging Markets Equities Fund (the "Fund") during the fiscal year ended October 31, 2005 was 28.70%. The Fund's benchmark returned 34.34% during the same time period.

The Fund benefited from its long-held overweight country allocations towards South Korea, Russia and Brazil but suffered from an overweight country allocation to Taiwan and underweight country allocations to India and Mexico.

During the period, many of the factors that drove emerging market equities in 2004 continued. US short-term interest rates continued to rise, reaching 3.75% at the end of the period, up from 1.75% a year earlier. However, with US CPI inflation for the fiscal year at 4.3%, real rates remain undemanding and liquidity remains ample. In this environment, investors continued to seek returns and both emerging market debt and emerging market equity saw increased levels of activity from non-dedicated investors. Oil prices remained strong, averaging USD 52.05/barrel as compared with USD 38.36 in the previous twelve-month period, and other commodity prices also rose.

With many supporting factors, emerging markets rose strongly, with the MSCI Emerging Market price index up 30.2%, outperforming the MSCI World price index, which rose 11.3%. However, the combination of high oil prices and investors' risk appetite caused wide divergence at a regional level. The MSCI Latin America price index rose 55.9% on the region's improved macro-economic outlook, with Colombia the best performing emerging market (MSCI price index rose 88.6%). Strong performances were also seen from Argentina (MSCI price index rose 70.2% on continued strong economic growth) and Brazil (MSCI price index rose 88.6%, on the current account surplus and lower debt/GDP ratio).

The MSCI Emerging Europe price index rose 41.8%, driven by the benefits of EU convergence in Central Europe (where MSCI Czech Republic price index rose 69.8%), the progress towards EU membership in Turkey (MSCI Turkey price index rose 48.1%) and by the boost to growth and domestic liquidity in Russia from strong oil prices (MSCI Russia price index rose 35.4%).

High oil prices, however, strained inflation management policies in Emerging Asia, with many central banks raising domestic interest rates in the period. Strong economic growth drove the Indian equity market (MSCI India price index up 35.4%), while hopes of a continued economic recovery in Korea lifted the MSCI Korea price index 42.8%. Much lower returns were seen in other Asian markets, including Taiwan (MSCI price index up only 0.6%), Thailand (MSCI price index up 10.9%) and Indonesia (MSCI price index up 13.1%).

Overall, the continuing ample-liquidity, high-risk-appetite environment is beneficial for emerging market equities and until there is meaningful tightening in developed market short-term real interest rates we believe the outlook remains bright. Economic fundamentals, including current account balances, debt/GDP levels, fiscal balances and inflation are generally healthy across the emerging market asset class, while growth remains robust in most countries. At the same time, valuations remain extremely attractive, supported by high profitability levels.

INTERNATIONAL

TCW Galileo Emerging Markets Equities Fund

Management Discussions (Continued)

TCW Galileo Emerging Markets Equities Fund - I Class

(1)  The returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

INTERNATIONAL

TCW Galileo Emerging Markets Income Fund

Management Discussions

For the year ended October 31, 2005, the TCW Galileo Emerging Markets Income Fund (the "Fund") posted a gain of 10.06% and 9.40% on its I Class and N Class shares, respectively. The performance of the Fund's two classes varies because of differing expenses. The Fund's benchmark returned 10.18% for the same period.

Negative excess returns for the year were largely attributable to high cash positions, low US interest rate duration and significant underweight positions in Venezuela.

The Fed is now eleven consecutive hikes into a tightening cycle yet little in the way of liquidity has been removed from the international financial system. Global forces continue to anchor the long end of the treasury curve offsetting much of the removal of accommodation on the short end. Bank lending and broad money growth have been additional complicating factors. It is therefore easy to see that this "tightening" cycle is unprecedented in its effect.

Risky assets globally are trading either in lock step with one another or pegged to the same externality. Indiscriminate risk positioning has led to a compression in the dispersion of emerging markets constituent returns. A transition into a different economic cycle might challenge this paradigm.

Our view continues to be that in the US the "neutral" rate is significantly higher than what the market has been forecasting for most of 2005. By our estimation, we see nominal rates topping out around 5% at the fed funds level. Inflation expectations as well have been underestimated for much of the year. There are several factors currently at play that need to be considered when looking at risk premiums across the yield curve: 1) headline commodity prices feeding through to consumers, 2) upward pressure on unit labor costs — particular with regard to defined benefit guarantees and healthcare, 3) significant post-Katrina deficit spending, and 4) productivity slowdown.

Our base case investment outlook continues to be skewed in favor of conservatism. Fundamentals are strong but it's likely they peaked in late 2004. Reforms are at a standstill and political inertia in front of a heavy 2006 election year acts as potential headwind for the asset class. In the near term though, in a world hungry for yield, emerging markets continues to provide an attractive generation of carry. The "sweet spot" for emerging markets continues to be found in a global outcome driven by the following assumptions: 1) global growth is on a slowing trend but still respectable, 2) demand led regions of China and India continue their infrastructure build-out, 3) nominal G7 rates are normalizing but at a very slow rate with real rates low for quite some time and 4) commodity prices continue in an upward trend. All of these factors help explain the general out-performance of emerging markets and lend credence to the view that the asset class is a harbinger of safety in potentially rough waters.

There are reasons however to feel less than sanguine about the current prospects for emerging markets and more generally credit markets globally. In most cases, today's valuations have priced in all but the best case outcome and leave little room for any margin of error. Small downside moves in asset prices will eviscerate most if not all of the benefits of the so called carry-trade.

By most measures, emerging markets fundamentals such as reserve accumulation, external debt /GDP, and broad measures of BOP have reached a plateau and more recently have begun to show signs of deteriorating. Given the significant risks embedded in the global financial system, assumptions with regard to global growth, rates, corporate profitability and inflation are all clouded in a way that most have never had to handicap. The probability therefore of encountering improbable outcomes has gone up significantly.

INTERNATIONAL

TCW Galileo Emerging Markets Income Fund

Management Discussions (Continued)

TCW Galileo Emerging Markets Income Fund - I Class

TCW Galileo Emerging Markets Income Fund - N Class

(1)  The returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

(2)  Performance data includes the performance of the predecessor limited partnership for periods before the Fund's registration became effective. The predecessor limited partnership was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and, therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the limited partnership had been registered under the 1940 Act, the limited partnership's performance may have been lower.

INTERNATIONAL

TCW Galileo Select International Growth Equities Fund

Management Discussions

For the year ended October 31, 2005, the TCW Galileo Select International Growth Equities Fund (the "Fund") posted a gain of 16.10%, 16.10%, and 15.57% on its I Class, N Class and K Class shares, respectively. The performance of the Fund's classes varies because of differing expenses. The Fund's benchmark returned 18.04% during the same period.

The last twelve months have proved to be another strong positive return period for International and Global equity investors. Value indices continued to perform well in the third quarter of 2005 and into October but growth has at least started to perform in line and even outperform value. At first glance it might appear that value and growth have converged. We can only assess the relative attractiveness of our growth stocks but we believe that there remain many solid growth opportunities such as SAP, EasyJet, Fanuc, Shin-Etsu Chemical, Mizuho, Petrobras, EADs, Vivendi Universal, Glaxosmithkline amongst many others.

Both price and earnings momentum have performed well in recent months and dividend cover clearly remains important as investors continue to reward companies with high cover (this style was 4.24% ahead of the world index over the third quarter according to UBS), making it the best performing style. Low dividend cover unsurprisingly was the worst performer, lagging the broad market by 4.53%.

On the monetary side, we expect the ECB to soon consider thinking about tightening but, in reality, rates could remain below 3.00% by the end of 2006 and in any case equity investors are likely to be more sanguine about the tightening cycle than their US counterparts. There is now a backdrop of rising consumer price inflation, continued strong money supply and credit growth and unexpectedly strong business surveys (Germany, France and even Italy). In the UK, however, the MPC are in a difficult spot. Growth was below trend again in Q2 2005 and retailers are reporting very difficult trading conditions. Meanwhile inflation is now significantly above target. On balance we think the MPC are likely to cut rates into 2006 but we remain underweight the region as we find more growth opportunities in Japan and Europe ex-UK.

All but one (the French INSEE) of the large European sample business surveys came out stronger than expected during the month of September. In Germany, after strong gains in manufacturing orders and industrial output in July and August upbeat business surveys may show further gains in the near future. In France the recently disclosed budget draft is forecasting a deficit of 2.9% of GDP, and the tax reform should prove positive for jobs and competitiveness, but not until 2007.

We think that investors continue to underestimate the resilience of the US economy, a belief that the rise in energy prices were transitory that has produced the now often heard view that its better to catch a falling star than try to steer it away from trouble.

Even though we might expect a temporary consumer-led slowdown, we remain optimistic on the outlook for 2006. The risks are always in the background such as a good old-fashioned emerging market crisis (Argentina blew up in 2002 but the crisis remained domestic, unlike the global crises of 1997 and 1998) and just recently, the Indonesian government increased fuel prices by some 126%, bringing them to 80% of the price in the international market. The Government had allocated one-fifth of its budget for fuel subsidies, keeping fuel prices artificially low. Other emerging economies continue to subsidize domestic oil usage. This is one of the reasons why high oil prices haven't dampened global demand, and why prices continued to soar. Reducing subsidies should reduce the risk of an emerging market crisis by easing the strains on Government budgets.

INTERNATIONAL

TCW Galileo Select International Growth Equities Fund

Management Discussions (Continued)

The Japanese economy is looking considerably better too. Industrial output is near the previous two cyclical highs, and is likely to move higher based on latest purchasing managers survey. Consumer spending looks weak, but that's partly because prices are still falling. Meanwhile new bank account openings are rocketing and the jobless rate has been trending down for the last two years. The big story is the government's commitment to reform the financial system. We remain overweight in Japan and continue to see many growth opportunities there.

Overall we remain confident on the outlook for equities for the coming twelve months. A lot rests on the oil price but our belief is that a decline, should it take place, would boost equities further into 2006. Without a fall in energy and therefore cost-push inflation, equities may be near fair value across many international markets and this could lead to a lackluster performance into 2006. The rising yield environment, however, should favor growth over value and we remain fully committed to growth as a style.

TCW Galileo Select International Growth Equities Fund - I Class

(1)  The returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

(2)  Performance data includes the performance of the predecessor limited partnership for periods before the Fund's registration became effective. The predecessor limited partnership was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and, therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the limited partnership had been registered under the 1940 Act, the limited partnership's performance may have been lower.

INTERNATIONAL

TCW Galileo Select International Growth Equities Fund

TCW Galileo Select International Growth Equities Fund - N Class

TCW Galileo Select International Growth Equities Fund - K Class

(1)  The returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

INTERNATIONAL

TCW Galileo Asia Pacific Equities Fund

Schedule of Investments

Number of Shares	Equity Securities	Value
	Common Stock
	China (4.5% of Net Assets)
691,000	China Construction Bank Corporation, Class H	$209,465	*
130,000	China Life Insurance Company, Limited, Class H	95,258	*
344,000	China Telecom Corporation, Limited	112,587
80,000	Jiangxi Copper Company, Limited	38,189
300,000	PetroChina Company, Limited	230,058
116,000	Vision Grande Group Holdings, Limited	75,564
	Total China (Cost: $718,276)	761,121
	Hong Kong (23.2%)
23,000	Cheung Kong Holdings, Limited	240,244
22,000	Cheung Kong Infrastructure Holdings, Limited	68,614
88,000	China Mobile, Limited	394,749
110,000	China Resources Power Holdings Company, Limited	66,136
65,000	CLP Holdings, Limited	373,168
280,000	CNOOC, Limited	184,096
48,000	Cosco Pacific, Limited	79,064
400,000	Denway Motors, Limited	120,678
12,000	Esprit Holdings, Limited	85,010
106,000	Hong Kong Exchanges & Clearing, Limited	355,425
68,000	Hutchison Whampoa, Limited	647,026
54,000	Hysan Development Company, Limited	117,661
20,000	NWS Holdings, Limited	30,828
550,000	Shanghai Real Estate, Limited	81,668
120,000	Singamas Container Holdings, Limited	56,666
38,370	Sun Hung Kai Properties, Limited	364,159
17,000	Techtronic Industries Company, Limited	41,841
10,000	Television Broadcasts, Limited	55,532
56,000	Wharf Holdings, Limited	191,837
52,000	Wing Hang Bank, Limited	355,932
	Total Hong Kong (Cost: $3,814,939)	3,910,334
	Indonesia (1.9%)
20,000	PT Astra International Tbk	18,437
150,000	PT Medco Energi Internasional Tbk	52,275
492,000	PT Telekomunikasi Indonesia Tbk	247,119
	Total Indonesia (Cost: $322,816)	317,831
	Malaysia (4.4%)
50,000	Berjaya Sports Toto BHD	55,362
70,000	Commerce Asset-Holding BHD	101,987
37,400	Genting BHD	204,145
20,000	IOI Corporation BHD	69,404
25,000	Malaysia International Shipping Corporation BHD	62,914
24,000	Petronas Gas BHD	55,311
25,000	Proton Holdings BHD	50,993

See accompanying notes to financial statements.

INTERNATIONAL

TCW Galileo Asia Pacific Equities Fund

  October 31, 2005

Number of Shares	Equity Securities	Value
	Malaysia (Continued)
93,900	SP Setia BHD	$91,537
100,000	YTL Power International BHD	58,013
	Total Malaysia (Cost: $749,221)	749,666
	Philippines (0.6%)
50,000	Banco de Oro Universal Bank	28,241
30,000	First Philippine Holdings Corporation	23,324
40,000	Jollibee Foods Corporation	26,836
900	Philippine Long Distance Telephone Company	27,469
	Total Philippines (Cost: $101,826)	105,870
	Singapore (8.2%)
60,000	Capitaland, Limited	112,805
10,000	City Developments, Limited	52,080
32,000	DBS Group Holdings, Limited	289,388
4,000	Fraser & Neave, Limited	39,703
80,000	Jaya Holdings, Limited	63,329
50,000	Jurong Technologies Industrial Corporation, Limited	57,661
30,000	Keppel Corporation, Limited	205,616
50,000	Olam International, Limited	37,921	*
55,400	Oversea-Chinese Banking Corporation, Limited	206,040
150,000	Singapore Post, Limited	100,916
53,000	Unisteel Technology, Limited	54,225
20,000	United Overseas Bank, Limited	163,107
	Total Singapore (Cost: $1,248,397)	1,382,791
	South Korea (26.9%)
11,000	Daegu Bank, Limited	132,278
8,560	Hanjin Heavy Industries & Construction Company, Limited	149,421
3,600	Hynix Semiconductor, Incorporated	66,493	*
4,836	Hynix Semiconductor, Incorporated (GDR)	88,499	*
4,200	Hyundai Mobis	336,120
4,700	Hyundai Motor Company, Limited	348,639
6,580	Kookmin Bank	375,732
3,300	Korea Electric Power Corporation	107,951
4,070	KT&G Corporation	167,278
1,300	LG Electronics, Incorporated	85,081
1,200	LG Micron, Limited	78,694
8,500	LGPhilips LCD Company, Limited (ADR)	161,585	*
2,000	NCSoft Corporation	188,405	*
2,190	Samsung Electronics Company, Limited	1,170,273
670	Samsung Fire & Marine Insurance Company, Limited	64,087
450	Samsung SDI Company, Limited	44,580
4,000	Shinhan Financial Group Company, Limited	134,552
970	Shinsegae Company, Limited	349,652
2,770	SK Corporation	142,718

See accompanying notes to financial statements.

INTERNATIONAL

TCW Galileo Asia Pacific Equities Fund

Schedule of Investments (Continued)

Number of Shares	Equity Securities	Value
	South Korea (Continued)
1,430	SK Telecom Company, Limited	$259,552
6,500	Woori Investment & Securities Company, Limited	86,707
	Total South Korea (Cost: $3,904,191)	4,538,297
	Taiwan (20.7%)
104,000	Acer, Incorporated	211,431
60,500	Asustek Computer, Incorporated	158,935
115,820	Au Optronics Corporation (Foreign)	147,591
165,000	Cathay Financial Holding Company, Limited	290,723
204,456	China Steel Corporation	161,731
8,137	China Steel Corporation (144A) (GDR)	130,599	**
264,050	Chinatrust Financial Holding Company, Limited	205,418
120,000	Compal Electronics, Incorporated	106,430
99,300	Formosa Chemicals & Fibre Corporation	158,932
35,296	Hon Hai Precision Industry Company, Limited (144A) (GDR)	314,131	* **
6,000	Largan Precision Company, Limited	54,460
26,400	MediaTek, Incorporated	228,404
250,000	Taiwan Cellular Corporation	208,891
67,000	Taiwan Fertilizer Company, Limited	64,902
104,000	Taiwan Semiconductor Manufacturing Company, Limited	161,388
83,632	Taiwan Semiconductor Manufacturing Company, Limited (ADR)	675,747
236,247	United Microelectronics Corporation	126,012
160,000	Yang Ming Marine Transport Corporation	91,611
	Total Taiwan (Cost: $3,599,756)	3,497,336
	Thailand (4.1%)
38,700	Advanced Info Service Public Company, Limited	94,865
300,000	Amata Corporation Public Company, Limited	94,348
20,500	Bangkok Bank Public Company, Limited	51,963
100,000	Kasikornbank Public Company, Limited	148,863
9,000	PTT Exploration and Production Public Company, Limited	92,658
29,100	PTT Public Company, Limited	156,931
75,000	Thai Union Frozen Products Public Company, Limited	57,005
	Total Thailand (Cost: $690,195)	696,633
	Total Common Stock (Cost: $15,149,617) (94.5%)	15,959,879
	Preferred Stock
	South Korea (Cost: $80,078) (0.6%)
240	Samsung Electronics Company, Limited	98,828
	Total Equity Securities (Cost: $15,229,695) (95.1%)	16,058,707

See accompanying notes to financial statements.

INTERNATIONAL

TCW Galileo Asia Pacific Equities Fund

  October 31, 2005

Principal Amount	Short-Term Investments	Value
$859,820	Investors Bank & Trust Depository Reserve, 2.76%	$859,820
	Total Short-Term Investments (Cost: $859,820) (5.1%)	859,820
	Total Investments (Cost: $16,089,515) (100.2%)	16,918,527
	Liabilities in Excess of Other Assets (– 0.2%)	(29,747)
	Net Assets (100.0%)	$16,888,780

Notes to the Schedule of Investments:

ADR  -  American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

GDR  -  Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.

  *  Non-income producing.

  **  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2005, the value of these securities amounted to $444,730 or 2.6% of net assets. These securities are determined to be liquid by the Advisor under procedures established by and under the general supervision of the Company's Board of Directors.

See accompanying notes to financial statements.

INTERNATIONAL

TCW Galileo Asia Pacific Equities Fund

Investments by Industry*  October 31, 2002

Industry	Percentage of Net Assets
Automotive	5.2%
Banking & Financial Services	17.4
Beverages, Food & Tobacco	1.8
Chemicals	2.6
Commercial Services	0.9
Communications	5.7
Computers & Information	4.2
Containers & Packaging	0.3
Electric Utilities	3.7
Electrical Equipment	1.9
Electronics	17.6
Entertainment & Leisure	1.8
Heavy Construction	0.4
Heavy Machinery	0.5
Industrial—Diversified	5.0
Insurance	2.1
Lodging	1.2
Machinery	0.3
Media—Broadcasting & Publishing	0.3
Metals	1.7
Oil & Gas	4.6
Radio Telephone Communications	1.5
Real Estate	8.0
Restaurants	0.1
Retailers	2.1
Telephone Communications, exc. Radio	0.2
Telephone Systems	0.6
Textiles, Clothing & Fabrics	0.5
Transportation	2.9
Short-Term Investments	5.1
Total	100.2%

*  These classifications are unaudited.

See accompanying notes to financial statements.

INTERNATIONAL

TCW Galileo Emerging Markets Equities Fund

Schedule of Investments  October 31, 2005

Number of Shares	Equity Securities	Value
	Common Stock
	Brazil (7.8% of Net Assets)
5,077	Banco Bradesco, S.A. (ADR)	$263,446	†
240	Banco Itau Holding Financeira, S.A.	5,745
4,800	Companhia Brasileira de Distribuicao Grupo Pao de Acucar (ADR)	132,288	†
9,000	Petroleo Brasileiro, S.A. (ADR)	516,330
2,200	Submarino, S.A. (144A) (GDR)	60,562	* **
	Total Brazil (Cost: $526,820)	978,371
	China (4.1%)
3,554	China Petroleum & Chemical Corporation (ADR)	143,048
505,990	China Telecom Corporation, Limited	165,604
2,671	PetroChina Company, Limited (ADR)	204,946
	Total China (Cost: $464,790)	513,598
	Hong Kong (5.3%)
55,500	China Mobile, Limited	248,961
87,000	China Shenhua Energy Co., Class H	95,390	*
31,000	Citic Pacific, Limited	80,425
2,472	CNOOC, Limited (ADR)	162,410
44,000	Cosco Pacific, Limited	72,475
	Total Hong Kong (Cost: $552,388)	659,661
	Hungary (1.2%)
806	Mol Magyar Olaj- es Gazipari Rt (GDR)	74,353
1,147	OTP Bank Rt (GDR)	79,200
	Total Hungary (Cost: $138,577)	153,553
	India (1.8%)
46	Infosys Technologies, Limited (ADR)	3,128
5,106	State Bank of India (GDR)	220,273
	Total India (Cost: $182,089)	223,401
	Indonesia (2.4%)
135,000	PT Astra International Tbk	124,450
8,500	PT Telekomunikasi Indonesia Tbk (ADR)	173,060
	Total Indonesia (Cost: $306,577)	297,510
	Israel (2.0%)
31,095	Bank Hapoalim, Limited	119,017
38,373	Bank Leumi, Limited	124,870
83	Koor Industries, Limited	4,500	*
	Total Israel (Cost: $172,850)	248,387
	Malaysia (2.3%)
55,750	Public Bank BHD	97,470
94,300	SP Setia BHD	91,927
36,700	Telekom Malaysia BHD	95,905
	Total Malaysia (Cost: $321,417)	285,302

See accompanying notes to financial statements.

INTERNATIONAL

TCW Galileo Emerging Markets Equities Fund

Schedule of Investments (Continued)

Number of Shares	Equity Securities	Value
	Mexico (6.5%)
10,024	America Movil, S.A. de C.V. (ADR)	$263,130
3,900	Cemex, S.A. de C.V. (ADR)	203,073
18,200	Grupo Modelo, S.A. de C.V., Series C	55,822
1,800	Grupo Televisa, S.A. de C.V. (GDR)	131,580
8,121	Telefonos de Mexico, S.A. de C.V. (ADR)	163,882	†
	Total Mexico (Cost: $717,805)	817,487
	Russia (7.1%)
1,729	MMC Norilsk Nickel (ADR)	127,081
6,800	Mobile Telesystems (ADR)	251,532
1,261	OAO Gazprom (ADR)	74,525	†
4,811	OAO LUKOIL (ADR)	263,402
1,700	Surgutneftegaz (ADR)	122,400
1,200	Vimpel-Communications (ADR)	48,000	*
	Total Russia (Cost: $681,339)	886,940
	South Africa (11.9%)
2,900	AngloGold Ashanti, Limited	113,390
33,824	Edgars Consolidated Stores, Limited	150,397
63,055	FirstRand, Limited	148,615
5,700	Impala Platinum Holdings, Limited (ADR)	156,319	†
8,767	Imperial Holdings, Limited	163,331	*
4,798	Remgro, Limited	80,025
22	Sappi, Limited (ADR)	215
7,745	Sasol, Limited (ADR)	247,685	†
24,107	Standard Bank Group, Limited	248,871
9,802	Telkom SA, Limited	185,145
	Total South Africa (Cost: $1,421,080)	1,493,993
	South Korea (21.5%)
6,170	Hana Bank	223,686
8,100	Hyundai Motor Company (144A) (GDR)	298,080	**
688	Kookmin Bank	39,286
2,637	Kookmin Bank (ADR)	154,054	†
8,000	KT Corporation (ADR)	172,400	†
1,019	LG Electronics, Incorporated (144A) (GDR)	20,890	* **
7,382	LG Electronics, Incorporated (GDR)	151,331
922	Pohang Iron & Steel Company, Limited	189,472
2,400	POSCO (ADR)	123,096
2,879	Samsung Electronics Company, Limited (GDR)	768,693
5,710	Shinhan Financial Group Company, Limited	192,074
203	Shinsegae Company, Limited	73,175
950	SK Corporation	48,947
11,300	SK Telecom Company, Limited (ADR)	228,373	†
	Total South Korea (Cost: $2,208,975)	2,683,557

See accompanying notes to financial statements.

INTERNATIONAL

TCW Galileo Emerging Markets Equities Fund

  October 31, 2005

Number of Shares	Equity Securities	Value
	Taiwan (12.7%)
612	AU Optronics Corporation (ADR)	$7,803
92,000	Cathay Financial Holding Company, Limited	162,100
11,127	Chi Mei Optoelectronics Corporation	11,274
16,002	China Steel Corporation (GDR)	256,832
257,195	Chinatrust Financial Holding Company, Limited	200,085
9,400	Chunghwa Telecom Company, Limited (ADR)	162,808
13,585	Compal Electronics, Incorporated (GDR)	61,133
4,180	Formosa Taffeta Company	1,748
14,608	Hon Hai Precision Industry Company, Limited (Reg. S) (GDR)	130,011
285,808	Taishin Financial Holdings Company, Limited	146,509
233,000	Taiwan Cellular Corporation	194,686
30,280	Taiwan Semiconductor Manufacturing Company, Limited (ADR)	244,662
2,779	United Microelectronics Corporation (ADR)	8,115	*
	Total Taiwan (Cost: $1,773,703)	1,587,766
	Thailand (4.0%)
50,800	Advanced Info Service Public Company, Limited	124,525
80,500	Kasikornbank Public Company, Limited	124,828
14	Land and Houses Public Company, Limited	3
25,232	PTT Public Company, Limited	136,072
19,600	Siam Cement Public Company, Limited	110,852
	Total Thailand (Cost: $484,438)	496,280
	Total Common Stock (Cost: $9,952,848) (90.6%)	11,325,806
	Preferred Stock
	Brazil (6.2%)
5,200	Companhia Energetica de Minas Gerais, S.A. (CEMIG) (ADR)	189,280
10,700	Companhia Vale do Rio Doce (ADR)	394,830
3,700	Uniao de Bancos Brasileiros, S.A. (UNIBANCO) (GDR)	193,510
	Total Preferred Stock (Cost: $622,046) (6.2%)	777,620
	Total Equity Securities (Cost: $10,574,894) (96.8%)	12,103,426
	Short-Term Investments
	Money Market Investments
21,457	BGI Institutional Money Market Fund, 3.923%	21,457	***
14,190	Goldman Sachs Financial Square Prime Obligations Fund, 3.788%	14,190	***
21,807	Merrimac Cash Fund—Premium Class, 3.7%	21,807	***
	Total Money Market Investments (Cost: $57,454)	57,454

See accompanying notes to financial statements.

INTERNATIONAL

TCW Galileo Emerging Markets Equities Fund

Schedule of Investments (Continued)

Principal Amount	Short-Term Investments	Value
	Other Short-Term Investments
$14,190	Bank of America, 3.77%, due 01/17/06	$14,190	***
28,379	Bank of Montreal, 3.79%, due 11/01/05	28,379	***
28,379	Barclays Bank PLC, 3.891%, due 01/17/06	28,379	***
14,190	Bear Stearns Companies, Inc., 4.198%, due 03/07/06	14,190	***
4,974	Blue Ridge Asset Funding Corp., 3.926%, due 11/08/05	4,966	***
35,474	BNP Paribas, 4.01%, due 12/13/05	35,474	***
35,474	Canadian Imperial Bank of Commerce, 4.075%, due 05/18/06	35,474	***
35,498	CIESCO, 4.003%, due 11/03/05	35,474	***
35,367	Compass Securitization LLC, 3.882%, due 11/09/05	35,261	***
70,948	Credit Suisse First Boston Corp., 3.83%, due 12/16/05	70,948	***
7,095	Credit Suisse First Boston Corp., 4.105%, due 03/10/06	7,095	***
28,379	Deutsche Bank, 3.8%, due 11/02/05	28,379	***
42,455	Falcon Asset Securitization Corp., 4.016%, due 12/01/05	42,285	***
42,439	Falcon Asset Securitization Corp., 4.017%, due 12/02/05	42,269	***
35,474	Fortis Bank, 3.85%, due 11/03/05	35,474	***
35,474	Fortis Bank, 4.01%, due 11/28/05	35,474	***
57,052	General Electric Capital Corp., 3.96%, due 12/05/05	56,759	***
106,422	Goldman Sachs Group, Inc., 4.02%, due 11/07/05	106,422	***
35,357	Greyhawk Funding, 3.943%, due 11/17/05	35,242	***
35,474	Harris Trust & Savings Bank, 3.795%, due 11/04/05	35,474	***
21,285	HSBC Banking/Holdings PLC, 3.84%, due 11/07/05	21,285	***
682,737	Investors Bank & Trust Depository Reserve, 2.76%	682,737
42,482	Lexington Parker Capital, 3.952%, due 11/16/05	42,351	***
67,796	Merrill Lynch & Co., 4.053%, due 11/1/05	67,796	***
42,708	Park Avenue Receivables Corp., 3.933%, due 11/17/05	42,569	***
28,487	Park Avenue Receivables Corp., 4.015%, due 11/29/05	28,379	***
35,582	Prefco, 3.932%, due 11/15/05	35,474	***
28,471	Prefco, 4.013%, due 11/23/05	28,379	***
21,375	Prefco, 4.037%, due 12/05/05	21,284	***
21,310	Sheffield Receivables Corp., 4.005%, due 11/08/05	21,284	***
56,758	Skandinaviska Enskilda Banken AB, 3.95%, due 11/21/05	56,758	***
89,792	Svenska Handlesbanken, 4.031%, due 11/01/05	89,792	***
35,474	UBS AG, 3.8%, due 11/03/05	35,474	***
35,474	UBS AG, 4.02%, due 12/01/05	35,474	***
51,083	Wells Fargo & Co., 3.96%, due 11/14/05	51,083	***
	Total Other Short-Term Investments (Cost: $1,987,727)	1,987,727
	Total Short-Term Investments (Cost: $2,045,181) (16.4%)	2,045,181
	Total Investments (Cost: $12,620,075) (113.2%)	14,148,607
	Liabilities in Excess of Other Assets (– 13.2%)	(1,649,041)
	Net Assets (100.0%)	$12,499,566

See accompanying notes to financial statements.

INTERNATIONAL

TCW Galileo Emerging Markets Equities Fund

  October 31, 2005

Notes to the Schedule of Investments:

ADR  -  American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

GDR  -  Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.

Reg. S  -  Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions.

  *  Non-income producing.

  **  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2005, the value of these securities amounted to $379,532 or 3% of net assets. These securities are determined to be liquid by the Advisor under procedures established by and under the general supervision of the Company's Board of Directors.

  ***  Represents investment of security lending collateral (Note 3).

  †  Security partially or fully lent (Note 3).

See accompanying notes to financial statements.

INTERNATIONAL

TCW Galileo Emerging Markets Equities Fund

Investments by Industry*  October 31, 2002

Industry	Percentage of Net Assets
Apparel Retailers	1.2%
Automotive	3.4
Banking & Financial Services	23.2
Beverages, Food & Tobacco	0.4
Building Materials	2.5
Chemicals	0.4
Coal	0.8
Commercial Services	0.6
Communications	8.3
Computers & Information	0.5
Electric Utilities	1.5
Electronics	10.7
Food Retailers	1.1
Insurance	1.3
Media—Broadcasting & Publishing	1.0
Metals	7.7
Mining	3.2
Oil & Gas	15.6
Radio Telephone Communications	4.3
Real Estate	0.7
Retail	0.5
Retailers	0.6
Telephone Communications, exc. Radio	3.5
Telephone Systems	3.8
Short-Term Investments	16.4
Total	113.2%

*  These classifications are unaudited.

See accompanying notes to financial statements.

INTERNATIONAL

TCW Galileo Emerging Markets Income Fund

Schedule of Investments  October 31, 2005

Principal Amount	Fixed Income Securities	Value
	Argentina (10.2% of Net Assets)
$1,000,000	Banco de Galicia y Buenos Aires, S.A de C.V., (Reg. S), Variable Rate based on LIBOR + 3.5%, due 01/01/10	$967,500
1,500,000	Banco Hipotecario S.A., 4% to 12/05, 5% to 12/06, 6% thereafter, due 12/01/13	1,241,250
1,000,000	Cia de Transporte de Energia Electrica de Alta Tension Transener S.A., (144A), 9% to 12/08, 10% thereafter, due 12/15/15	972,500	*
3,000,000	Republic of Argentina, 1.98%, due 08/03/12	2,326,692
431,472	Transportadora de Gas del Sur S.A., Series B-A, (Reg. S), 7%, due 12/15/13	412,056
350,304	Transportadora de Gas del Sur S.A., Series B-AP, (144A), 7%, due 12/15/13	334,540	*
158,064	Transportadora de Gas del Sur S.A., Series B-AP, (Reg. S), 7%, due 12/15/13	153,322	**
750,000	Ultrapetrol (Bahamas), Ltd., 9%, due 11/24/14	697,500
	Total Argentina (Cost: $6,385,950)	7,105,360
	Brazil (10.3%)
1,358,837	Globo Comunicacoes Participacao S.A., (144A), 7.375% to 01/07, 8.375% thereafter, due 10/20/11	1,311,277	*
1,350,000	Republic of Brazil, 10%, due 08/07/11	1,536,975
2,700,000	Republic of Brazil, 14.5%, due 10/15/09	3,442,500
800,000	Republic of Brazil, 9.25%, due 10/22/10	876,000
	Total Brazil (Cost: $5,385,391)	7,166,752
	China (4.1%)
420,000	Asia Aluminum Holdings, Limited, (144A), 8%, due 12/23/11	412,650	*
750,000	Chaoda Modern Agriculture (Holdings), Limited, (Reg. S), 7.75%, due 02/08/10	729,375
1,500,000	New Asat Finance, Limited, (Reg. S), 9.25%, due 02/01/11	1,050,000
700,000	Titan Petrochemicals Group, Ltd., (Reg. S), 8.5%, due 03/18/12	661,500
	Total China (Cost: $3,165,376)	2,853,525
	Colombia (4.5%)
550,000	Chivor S.A., (144A), 9.75%, due 12/30/14	600,600	*
1,520,000	Republic of Colombia, 8.7%, due 02/15/16	1,675,800
783,323	Republic of Colombia, 9.75%, due 04/09/11	877,322
	Total Colombia (Cost: $2,722,270)	3,153,722
	Dominican Republic (Cost: $3,555,693) (3.0%)
4,000,000	TRICOM S.A., 11.375%, due 09/01/04	2,120,000	** #
	Egypt (3.5%)
1,750,000	Petroleum Export, Limited, Series A3, (144A), 5.265%, due 06/15/11	1,741,101	*
700,000	Republic of Egypt, (144A), 0%, due 05/23/06	732,249	*
	Total Egypt (Cost: $2,449,985)	2,473,350
	Guatemala (Cost: $850,830) (1.3%)
850,000	Empresa Electric a de Guatemala, (144A), 8.5%, due 12/21/14	875,500	*

See accompanying notes to financial statements.

INTERNATIONAL

TCW Galileo Emerging Markets Income Fund

Schedule of Investments (Continued)

Principal Amount			Fixed Income Securities	Value
			Hong Kong (2.3%)
	$900,000		Noble Group Limited, (144A), 6.625%, due 03/17/15	$815,679	*
	750,000		Panva Gas Holdings, Ltd., 8.25%, due 09/23/11	778,125
			Total Hong Kong (Cost: $1,684,277)	1,593,804
			Indonesia (9.3%)
	1,680,483		Indocoal Exports Cayman, Limited, (144A), 7.134%, due 07/06/12	1,663,678	*
	500,000		PGN Euro Finance, Limited, 7.5%, due 09/10/13	492,500
	1,000,000		PT Bank Danamon Indonesia Tbk, (Reg. S), 7.65%, due 03/30/14	1,000,280
IDR	15,530,000	(1)	Republic of Indonesia, 13.45%, due 08/15/11	1,489,282
	$2,242,760		Republic of Indonesia, Loan Participation Agreement dated 06/14/95, Credit Suisse First Boston International as Counterparty, Variable Rate based on LIBOR + 0.875%, due 12/14/19	1,872,705	**
			Total Indonesia (Cost: $6,406,704)	6,518,445
			Israel (Cost: $971,000) (1.4%)
	971,000		Delek & Avner-Yam Tethys, (144A), Variable Rate based on LIBOR + 1.1%, due 08/01/13	968,572	*
			Ivory Coast (Cost: $640,000) (1.0%)
	4,000,000		Republic of Ivory Coast, 2%, due 03/29/18	700,000
			Kazakhstan (2.7%)
	1,000,000		Kazkommerts International B.V., (144A), 7.875%, due 04/07/14	1,005,000	*
	900,000		Turanalem Finance B.V., (144A), 8%, due 03/24/14	896,625	*
			Total Kazakhstan (Cost: $1,802,476)	1,901,625
			Mexico (5.8%)
	600,000		Corporation Interamericana de Entretenimiento, S.A. de C.V., (Reg. S), 8.875%, due 06/14/15	579,000
	2,900,000		Grupo Isuacell, S.A. de C.V., 10%, due 06/15/07	2,421,500	** #
	1,000,000		Grupo Iusacell, S.A. de C.V., 14.25%, due 12/01/06	405,000	** #
	605,000		Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V., 10.25%, due 06/15/07	636,762
			Total Mexico (Cost: $3,899,881)	4,042,262
			Peru (Cost: $941,622) (1.3%)
	950,000		Southern Peru Copper Corporation, (144A), 7.5%, due 07/27/35	913,235	*
			Qatar (Cost: $579,150) (0.9%)
	540,000		Ras Laffan Liquefied Gas Company, Limited, 8.294%, due 03/15/14	619,553
			Russia (3.7%)
	550,000		Mobile TeleSystems OJSC, (Reg. S), 9.75%, due 01/30/08	586,850
	1,000,000		Sberbank RF, Loan Participation Note issued by UBS Luxembourg S.A., 6.23% to 02/10, Variable Rate based on 5 Year US Treasury + 3.735% thereafter, due 02/11/15	1,007,500
	1,000,000		VTB Capital S.A., (144A), 6.25%, due 07/02/35	1,003,750	*
			Total Russia (Cost: $2,586,535)	2,598,100

(1)  Amount in thousands.

See accompanying notes to financial statements.

INTERNATIONAL

TCW Galileo Emerging Markets Income Fund

  October 31, 2005

Principal Amount	Fixed Income Securities	Value
	Singapore (2.4%)
$750,000	Chartered Semiconductor Manufacturing, Ltd., 5.75%, due 08/03/10	$732,458
800,000	STATS ChipPAC, Limited, 6.75%, due 11/15/11	772,000
200,000	STATS ChipPAC, Limited, 6.75%, due 11/15/11	193,000
	Total Singapore (Cost: $1,736,288)	1,697,458
	South Africa (Cost: $865,441) (1.3%)
920,000	Cell C Pty, Ltd., (144A), 11%, due 07/01/15	875,150	*
	South Korea (3.7%)
850,000	Hanarotelecom, Inc., (144A), 7%, due 02/01/12	828,750	*
950,000	Hynix Semiconductor, Inc., (144A), 9.875%, due 07/01/12	1,049,750	*
700,000	MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co., Variable Rate based on U.S. LIBOR + 3.25%, due 12/15/11	686,000
	Total South Korea (Cost: $2,474,162)	2,564,500
	Turkey (Cost: $900,000) (1.3%)
900,000	Bosphorus Financial Services, (144A), Variable Rate based on the U.S. LIBOR + 1.80%, due 02/15/12	891,000	*
	Total Fixed Income Securities (Cost: $50,003,031) (74.0%)	51,631,913
	Currency Options
50,000,000	USD Call / HKD Put, Strike Price HKD 7.80, expire 01/12/07	75,000
52,000,000	USD Put / CNY Call, Strike Price CNY 7.984, expire 02/28/06	369,200
	Total Currency Options (Cost: $544,200) (0.6%)	444,200
	Short-Term Investments
17,685,650	Investors Bank & Trust Depository Reserve, 2.76%	17,685,650
	Total Short-Term Investments (Cost: $17,685,650) (25.3%)	17,685,650
	Total Investments (Cost: $68,232,881) (99.9%)	69,761,763
	Excess of Other Assets over Liabilities (0.1%)	48,519
	Net Assets (100.0%)	$69,810,282

Notes to the Schedule of Investments:

IDR  -  Indonesian Rupiah.

CNY  -  Chinese Yuan

HKD  -  Hong Kong Dollar

Reg. S  -  Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions.

  *  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2005, the value of these securities amounted to $17,891,606 or 25.6% of net assets. These securities are determined to be liquid by the Advisor under procedures established by and under the general supervision of the Company's Board of Directors.

  **  Non-income producing.

  #  Company is in default and is not making interest payments.

See accompanying notes to financial statements.

INTERNATIONAL

TCW Galileo Emerging Markets Income Fund

Investments by Industry*

Investments by Industry*  October 31, 2002

Industry	Percentage of Net Assets
Banking & Financial Services	20.1%
Beverages, Food & Tobacco	1.1
Building Materials	0.6
Chemicals	1.1
Coal	2.4
Communications	0.9
Currency Options	0.6
Electric Utilities	3.5
Electronics	4.9
Entertainment & Leisure	0.8
Foreign Government Securities	22.3
Metals	1.3
Oil & Gas	5.2
Telecommunications	3.0
Telephone Communications, exc. Radio	0.6
Telephone Systems	4.3
Transportation	1.9
Short-Term Investments	25.3
Total	99.9%

*  These classifications are unaudited.

See accompanying notes to financial statements.

INTERNATIONAL

TCW Galileo Select International Growth Equities Fund

Schedule of Investments  October 31, 2005

Number of Shares	Common Stock	Value
	Brazil (1.8% of Net Assets)
4,200	Petroleo Brasileiro, S.A. (PETROBRAS) (ADR)	$268,380
8,000	Submarino, S.A. (144A) (GDR)	220,224	* **
	Total Brazil (Cost: $345,766)	488,604
	Canada (Cost: $484,556) (1.4%)
5,900	Research in Motion, Limited	362,791	*
	France (17.4%)
65,100	Alcatel S.A.	764,600	*
15,900	European Aeronautic Defense and Space Company, N.V.	550,603
9,377	Lagardere S.C.A.	644,211
7,000	Sanofi-Aventis	560,070
4,490	Total S.A.	1,129,299
8,810	Veolia Environmement	366,421
19,100	Vivendi Universal S.A.	600,847
	Total France (Cost: $4,543,733)	4,616,051
	Germany (11.7%)
4,740	Fresenius Medical Care AG	427,149	†
18,500	Metro AG	841,001
5,205	SAP AG	891,246
12,870	Siemens AG	958,099
	Total Germany (Cost: $3,263,845)	3,117,495
	Great Britain (18.8%)
11,300	AstraZeneca PLC	505,581
30,000	BP Amoco PLC	332,383
92,272	British Sky Broadcasting PLC	833,006
163,500	EasyJet PLC	861,812	*
20,798	GlaxoSmithKline PLC	541,026
50,388	HSBC Holdings PLC	791,818
422,695	Vodafone Group PLC	1,109,950
	Total Great Britain (Cost: $4,996,832)	4,975,576
	Japan (26.3%)
24,500	Aoyama Trading Company, Limited	737,734
33,000	Daiwa House Industry Company, Limited	442,314
7,000	Fanuc, Limited	551,659
54	Mitsubishi Tokyo Financial Group, Incorporated	678,726
110	Mizuho Financial Group, Incorporated	734,365
405	NTT Docomo, Incorporated	699,441
23,800	Shin-Etsu Chemical Company, Limited	1,141,124
5,700	SMC Corporation	758,578
22,000	Sony Corporation	718,767
11,000	Toyota Motor Corporation	510,097
	Total Japan (Cost: $6,032,911)	6,972,805

See accompanying notes to financial statements.

INTERNATIONAL

TCW Galileo Select International Growth Equities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Netherlands (12.3%)
44,907	ABN Amro Holdings, N.V.	$1,061,605
30,200	ASM Lithography Holding, N.V.	511,102	* †
35,163	Koninklijke (Royal) Philips Electronics, N.V.	919,041
111,500	Koninklijke Ahold, N.V.	777,584	*
	Total Netherlands (Cost: $3,472,004)	3,269,332
	Russia (Cost: $420,319) (1.7%)
12,000	Mobile Telesystems (ADR)	443,880
	Spain (Cost: $587,693) (2.2%)
36,563	Telefonica S.A.	583,291
	Switzerland (6.3%)
10,350	Credit Suisse Group	457,175
1,415	Nobel Biocare Holding AG	325,767
1,364	Serono S.A.	881,449
	Total Switzerland (Cost: $1,593,371)	1,664,391
	Total Common Stock (Cost: $25,741,030) (99.9%)	26,494,216
	Short-Term Investments
	Money Market Investments
11,950	BGI Institutional Money Market Fund, 3.923%	11,950	***
7,902	Goldman Sachs Financial Square Prime Obligations Fund, 3.788%	7,902	***
12,144	Merrimac Cash Fund—Premium Class, 3.7%	12,144	***
34,542	TCW Galileo Money Market Fund, 3.64%	34,542	#
	Total Money Market Investments (Cost: $66,538)	66,538
Principal Amount	Other Short-Term Investments
$7,902	Bank of America, 3.77%, due 01/17/06	7,902	***
15,804	Bank of Montreal, 3.79%, due 11/01/05	15,804	***
15,804	Barclays Bank PLC, 3.891%, due 01/17/06	15,804	***
7,902	Bear Stearns Companies, Inc., 4.198%, due 03/07/06	7,902	***
2,770	Blue Ridge Asset Funding Corp., 3.926%, due 11/08/05	2,766	***
19,756	BNP Paribas, 4.01%, due 12/13/05	19,756	***
19,756	Canadian Imperial Bank of Commerce, 4.075%, due 05/18/06	19,756	***
19,769	CIESCO, 4.003%, due 11/03/05	19,756	***
19,696	Compass Securitization LLC, 3.882%, due 11/09/05	19,637	***
39,511	Credit Suisse First Boston Corp., 3.83%, due 12/16/05	39,511	***
3,951	Credit Suisse First Boston Corp., 4.105%, due 03/10/06	3,951	***
15,804	Deutsche Bank, 3.8%, due 11/02/05	15,804	***
23,643	Falcon Asset Securitization Corp., 4.016%, due 12/01/05	23,548	***
23,634	Falcon Asset Securitization Corp., 4.017%, due 12/02/05	23,540	***
19,755	Fortis Bank, 3.85%, due 11/03/05	19,755	***
19,755	Fortis Bank, 4.01%, due 11/28/05	19,755	***

See accompanying notes to financial statements.

INTERNATIONAL

TCW Galileo Select International Growth Equities Fund

  October 31, 2005

Principal Amount	Short-Term Investments	Value
	Other Short-Term Investments (Continued)
$31,772	General Electric Capital Corp., 3.96%, due 12/05/05	$31,609	***
59,266	Goldman Sachs Group, Inc., 4.02%, due 11/07/05	59,266	***
19,691	Greyhawk Funding, 3.943%, due 11/17/05	19,626	***
19,756	Harris Trust & Savings Bank, 3.795%, due 11/04/05	19,756	***
11,853	HSBC Banking/Holdings PLC, 3.84%, due 11/07/05	11,853	***
113,952	Investors Bank & Trust Depository Reserve, 2.76%	113,952
23,658	Lexington Parker Capital, 3.952%, due 11/16/05	23,585	***
37,756	Merrill Lynch & Co., 4.053%, due 11/1/05	37,756	***
23,784	Park Avenue Receivables Corp., 3.933%, due 11/17/05	23,707	***
15,864	Park Avenue Receivables Corp., 4.015%, due 11/29/05	15,804	***
19,816	Prefco, 3.932%, due 11/15/05	19,756	***
15,855	Prefco, 4.013%, due 11/23/05	15,804	***
11,904	Prefco, 4.037%, due 12/05/05	11,853	***
11,868	Sheffield Receivables Corp., 4.005%, due 11/08/05	11,853	***
31,609	Skandinaviska Enskilda Banken AB, 3.95%, due 11/21/05	31,609	***
50,005	Svenska Handlesbanken, 4.031%, due 11/01/05	50,005	***
19,755	UBS AG, 3.8%, due 11/03/05	19,755	***
19,756	UBS AG, 4.02%, due 12/01/05	19,756	***
28,448	Wells Fargo & Co., 3.96%, due 11/14/05	28,448	***
	Total Other Short-Term Investments (Cost: $840,700)	840,700
	Total Short-Term Investments (Cost: $907,238) (3.4%)	907,238
	Total Investments (Cost: $26,648,268) (103.3%)	27,401,454
	Liabilities in Excess of Other Assets (– 3.3%)	(878,345)
	Net Assets (100.0%)	$26,523,109

Notes to the Schedule of Investments:

ADR   -  American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

GDR  -  Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.

  *  Non-income producing.

  **  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2005, the value of these securities amounted to $220,224 or 0.8% of net assets. These securities are determined to be liquid by the Advisor under procedures established by and under the general supervision of the Company's Board of Directors.

  ***  Represents investment of security lending collateral (Note 3).

  †  Security partially or fully lent (Note 3).

  #  Affiliated Investment.

See accompanying notes to financial statements.

INTERNATIONAL

TCW Galileo Select International Growth Equities Fund

Investments by Industry*  October 31, 2002

Industry	Percentage of Net Assets
Aerospace/Defense	2.1%
Airlines	3.2
Apparel Retailers	2.8
Automotive	1.9
Banking & Financial Services	14.0
Chemicals	4.3
Communications	7.3
Computer Services	3.4
Electronics	7.5
Environmental Controls	1.4
Food Retailers	2.9
Heavy Machinery	2.9
Home Construction, Furnishings & Appliances	1.7
Industrial—Diversified	3.6
Media—Broadcasting & Publishing	7.8
Medical Supplies	2.8
Oil & Gas	6.5
Pharmaceuticals	9.4
Radio Telephone Communications	6.8
Retail	0.8
Retailers	3.2
Telecommunications	1.4
Telephone Communications, exc. Radio	2.2
Short-Term Investments	3.4
Total	103.3%

*  These classifications are unaudited.

See accompanying notes to financial statements.

INTERNATIONAL

TCW Galileo Funds, Inc.

Statements of Assets and Liabilities  October 31, 2005

	TCW Galileo Asia Pacific Equities Fund	TCW Galileo Emerging Markets Equities Fund	TCW Galileo Emerging Markets Income Fund		TCW Galileo Select International Growth Equities Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)(4)	$16,919	$14,149	$69,762		$27,366
Investment in Affiliated Funds, at Value	—	—	—		35
Foreign Currency, at Value(6)	40	54	12		—
Receivables for Securities Sold	54	—	—		84
Receivable for Fund Shares Sold	—	—	103		—
Interest and Dividends Receivable	8	21	860		36
Unrealized Appreciation of Forward Foreign Currency Contracts (Note 10)	—	—	90		—
Foreign Tax Reclaim Receivable	—	—	—		4
Total Assets	17,021	14,224	70,827		27,525
LIABILITIES
Distribution Payable	—	—	305		—
Payables for Securities Purchased	56	275	—		137
Payables for Fund Shares Redeemed	—	1	158		1
Payables Upon Return of Securities Loaned	—	1,362	—		759
Payable for Premium on Purchased Options	—	—	369		—
Unrealized Depreciation of Forward Foreign Currency Contracts (Note 10)	—	5	75		—	(3)
Accrued Management Fees	—	19	44		27
Accrued Directors' Fees and Expenses	7	7	7		7
Accrued Compliance Expense	—	—	—	(3)	—	(3)
Accrued Capital Gain Withholding Taxes	6	4	—		—
Other Accrued Expenses	63	51	59		71
Total Liabilities	132	1,724	1,017		1,002
NET ASSETS	$16,889	$12,500	$69,810		$26,523
NET ASSETS CONSIST OF:
Paid-in Capital	$12,953	$24,278	$64,109		$35,778
Undistributed (Accumulated) Net Realized Gain (Loss) on Investments and Foreign Currency	2,949	(13,484)	4,173		(10,008)
Unrealized Appreciation on Investments and Foreign Currency (2)	823	1,520	1,543		753
Undistributed Net Investment Income (Loss)	164	186	(15)		—
NET ASSETS	$16,889	$12,500	$69,810		$26,523
NET ASSETS ATTRIBUTABLE TO:
I Class Shares	$16,889	$12,500	$69,810		$26,518
N Class Shares			$—	(3)	$—	(3)
K Class Shares					$5
CAPITAL SHARES OUTSTANDING:
I Class	1,654,750	978,135	8,690,265		2,419,161
N Class			13		15
K Class					454
NET ASSET VALUE PER SHARE (5):
I Class	$10.21	$12.78	$8.03		$10.96
N Class			$9.08		$10.96
K Class					$10.91

(1)  The identified cost for the TCW Galileo Asia Pacific Equities Fund, the TCW Galileo Emerging Markets Equities Fund, the TCW Galileo Emerging Markets Income fund, and the TCW Galileo Select International Growth Equities Fund at October 31, 2005 was $16,090, $12,620, $68,233, and $26,648, respectively.

(2)  Net of capital gain withholding taxes of $6 and $4 for the TCW Galileo Asia Pacific Equities Fund and the TCW Galileo Emerging Markets Equities Fund, respectively.

(3)  Amount rounds to less than $1.

(4)  The market value of securities lent for the TCW Galileo Emerging Markets Equities Fund and the TCW Galileo Select International Growth Equities Fund at October 31, 2005 was $1,346 and $722, respectively.

(5)  Represents offering price and redemption price per share.

(6)  The identified cost for the TCW Galileo Asia Pacific Equities Fund, the TCW Galileo Emerging Markets Equities Fund, and the TCW Galileo Emerging Markets Income Fund at October 31, 2005 was $40, $54, and $37, respectively.

See accompanying notes to financial statements.

INTERNATIONAL

TCW Galileo Funds, Inc.

Statements of Operations  Year Ended October 31, 2005

	TCW Galileo Asia Pacific Equities Fund	TCW Galileo Emerging Markets Equities Fund	TCW Galileo Emerging Markets Income Fund		TCW Galileo Select International Growth Equities Fund (4)
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends (1)	$526	$380	$—		$374
Dividend from Investments in Affiliated Funds	—	—	—		1
Interest	9	18	5,023		8
Net Security Lending Income (2)	—	4	—		10
Total	535	402	5,023		393
Expenses:
Management Fees	154	105	471		178
Accounting Service Fees	2	2	13		9
Administration Fees	40	23	25		43
Administration Service Fees (Note 6):
K Class	—	—	—		—	(4)
Transfer Agent Fees:
I Class	29	30	50		28
N Class	—	—	5		—
K Class	—	—	—		5
Custodian Fees	88	38	32		60
Professional Fees	36	28	70		34
Directors' Fees & Expenses	15	14	14		14
Registration Fees:
I Class	9	8	19		9
K Class	—	—	—		13
Distribution Fees (Note 6):
N Class	—	—	—	(4)	—
K Class	—	—	—		—	(4)
Compliance Expense	— (4)	— (4)	1		—	(4)
Other	7	9	33		12
Total	380	257	733		405
Less Expenses Borne by Investment Advisor:
I Class	76	44	—		—
N Class	—	—	5		—	(4)
K Class	—	—	—		18
Net Expenses	304	213	728		387
Net Investment Income	231	189	4,295		6
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on:
Investments	2,956	1,785	2,582		3,994
Foreign Currency	(44)	(13)	78		(188)
Change in Unrealized Appreciation (Depreciation) on:
Investments (3)	(1,019)	477	(1,337)		(632)
Foreign Currency	(2)	(5)	14		(1)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	1,891	2,244	1,337		3,173
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,122	$2,433	$5,632		$3,179

(1)  Net of foreign taxes withheld. Total amount withheld for the TCW Galileo Asia Pacific Equities Fund, the TCW Galileo Emerging Markets Equities Fund and the TCW Galileo Select International Growth Equities Fund was $59, $49 and $47, respectively.

(2)  Net of broker fees.

(3)  Net of capital gain withholding taxes of $6 and $4 for the TCW Galileo Asia Pacific Equities Fund and the TCW Galileo Emerging Markets Equities Fund, respectively.

(4)  Amount rounds to less than $1.

See accompanying notes to financial statements.

INTERNATIONAL

TCW Galileo Funds, Inc.

Statements of Changes in Net Assets

	TCW Galileo Asia Pacific Equities Fund		TCW Galileo Emerging Markets Equities Fund
	Year Ended October 31,		Year Ended October 31,
	2005	2004	2005	2004
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$231	$66	$189	$184
Net Realized Gain on Investments and Foreign Currency Transactions	2,912	1,235	1,772	3,843
Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(1,021)	(964)	472	(2,897)
Increase in Net Assets Resulting from Operations	2,122	337	2,433	1,130
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(72)	(45)	(172)	(153)
Distributions from Net Realized Gain:
I Class	(609)	—	—	—
Total Distributions to Shareholders	(681)	(45)	(172)	(153)
NET CAPITAL SHARE TRANSACTIONS
I Class	3,769	(748)	2,084	(12,193)
Redemption Fees (Note 2)	1	2	— (1)	4
Increase (Decrease) in Net Assets Resulting from Net Capital Share Transactions	3,770	(746)	2,084	(12,189)
Increase (Decrease) in Net Assets	5,211	(454)	4,345	(11,212)
NET ASSETS
Beginning of Year	11,678	12,132	8,155	19,367
End of Year	$16,889	$11,678	$12,500	$8,155

Undistributed Net Investment Income	$164	$49	$186	$164

(1)  Amount rounds to less than $1.

See accompanying notes to financial statements.

INTERNATIONAL

TCW Galileo Funds, Inc.

Statements of Changes in Net Assets

	TCW Galileo Emerging Markets Income Fund		TCW Galileo Select International Growth Equities Fund
	Year Ended October 31,		Year Ended October 31,
	2005	2004	2005	2004
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income (Loss)	$4,295	$4,011	$6	$(46)
Net Realized Gain on Investments and Foreign Currency Transactions	2,660	1,623	3,806	4,530
Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(1,323)	215	(633)	(3,132)
Increase in Net Assets Resulting from Operations	5,632	5,849	3,179	1,352
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(3,614)	(3,230)	—	—
Distributions from Net Realized Gain:
I Class	(1,818)	(10,302)	—	—
Total Distributions to Shareholders	(5,432)	(13,532)	—	—
NET CAPITAL SHARE TRANSACTIONS
I Class	19,861	10,572	9,043	(12,265)
K Class	—	—	5	—
Redemption Fees (Note 2)	46	20	3	—
Increase (Decrease) in Net Assets Resulting from Net Capital Share Transactions	19,907	10,592	9,051	(12,265)
Increase (Decrease) in Net Assets	20,107	2,909	12,230	(10,913)
NET ASSETS
Beginning of Year	49,703	46,794	14,293	25,206
End of Year	$69,810	$49,703	$26,523	$14,293

Undistributed Net Investment Income (Loss)	$(15)	$—	$—	$—

See accompanying notes to financial statements.

INTERNATIONAL

TCW Galileo Funds, Inc.

Notes to Financial Statements  October 31, 2005

Note 1 — Organization

TCW Galileo Funds, Inc., a Maryland corporation (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940, (the "1940 Act"), as amended, that currently offers a selection of 24 no-load mutual funds known as the TCW Galileo Funds (the "Funds"). TCW Investment Management Company (the "Advisor") is the investment advisor to the Funds and is registered under the Investment Advisors Act of 1940. Société Générale Asset Management International Ltd. ("SGUK") (regulated by the Financial Services Authority in the United Kingdom) is a sub-advisor to the TCW Galileo Emerging Markets Equities Fund and the TCW Galileo Select International Growth Equities Fund. SGY Asset Management (Singapore) Ltd. ("SGY") is a sub-advisor to the TCW Galileo Asia Pacific Equities Fund. The Advisor, SGUK and SGY are the second-tier subsidiaries of Société Générale Asset Management, S.A. Each Fund has distinct investment objectives. The following are the objectives for the funds that are covered in this report ("International Funds"):

TCW Galileo Fund	Investment Objective
Non-Diversified Equity Funds

TCW Galileo Asia Pacific Equities Fund	Seeks long-term capital appreciation by investing in equity securities of companies in the Asia Pacific Region, except Australia, Japan, and New Zealand, or securities convertible into such equity securities.

TCW Galileo Emerging Markets Equities Fund	Seeks long-term capital appreciation by investing in equity securities of companies in emerging market countries around the world.

TCW Galileo Select International Growth Equities Fund	Seeks long-term capital appreciation by investing in equity securities of non-U.S. companies in both developed and emerging market countries around the world.

Non-Diversified Fixed Income Fund

TCW Galileo Emerging Markets Income Fund	Seeks high total return from current income and capital appreciation by investing in debt securities issued by emerging market country governments, their agencies, instrumentalities or private corporate issuers.

The TCW Galileo Select International Growth Equities Fund offers three classes of shares: I Class, N Class, and K Class. The TCW Galileo Emerging Markets Income Fund offers two classes of shares: I Class and N Class. All other international funds offer only the I class shares. The Classes are substantially the same except that the N Class shares are subject to a distribution fee and the K Class shares are subject to a distribution fee and an administrative services fee. I Class shares are not subject to these fees.

On December 14, 2004, the Company announced, after the approval by the Company's Board of Directors, that the TCW Galileo European Growth Equities Fund will be liquidated as of December 31, 2004. The shareholders of the Fund received liquidation proceeds based on the net asset value per share of $10.00 on December 31, 2004.

INTERNATIONAL

TCW Galileo Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the International Funds in the preparation of their financial statements.

Principles of Accounting: The Funds use the accrual method of accounting for financial reporting purposes.

Net Asset Value: The Net Asset Value of each fund's shares is determined by dividing the net assets attributable to each class of shares of the fund by the number of issued and outstanding shares on each business day as of 1:00 P.M. Pacific Standard/Daylight Time.

Security Valuations: Securities listed or traded on the New York, American or other stock exchanges are valued at the latest sale price on that exchange (if there were no sales that day, the security is valued at the latest bid price). All other securities for which over-the-counter market quotations are readily available, are valued at the latest bid price.

The Company has adopted, after the approval by the Company's Board of Directors, a fair valuation methodology for the funds that invest in foreign equity securities (exclusive of Latin American equity securities) to prevent "time zone arbitrage." This methodology is designed to address the effect of movements in the U.S. market to the securities traded on a foreign exchange that has been closed for a period of time due to time zone difference. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model will be utilized each trading day and will not be dependent on certain thresholds or triggers.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that sale or bid prices are not reflective of a security's market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Company's Board of Directors.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a marked-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized value using their value of the 61st day prior to maturity.

Redemption Fees: The International Funds impose a short-term redemption fee on shares owned less than 90 days equal to 2% of the value of the shares redeemed. Redemption fees are recorded by the Funds as additional paid-in-capital. For the year ended October 31, 2005, the redemption fees were as follows (amounts in thousands):

Redemption Fees
TCW Galileo Asia Pacific Equities Fund - I Class	$1
TCW Galileo Emerging Markets Income Fund - I Class	46
TCW Galileo Select International Growth Equities Fund - I Class	3

The TCW Galileo Emerging Markets Equities Fund also received redemption fees for the year ended October 31, 2005, but the amount is less than $1 (in thousands).

Security Transactions and Related Investment Income: Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Premiums and discounts on securities purchased are amortized using a constant yield to maturity method. Realized gains and losses on investments are recorded on the basis of specific identification.

Foreign Currency Translation: The books and records of each fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities

INTERNATIONAL

TCW Galileo Funds, Inc.

  October 31, 2005

stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statements of Operations with the related net realized or net unrealized gain or loss. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes: The funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which it invests. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Forward Foreign Currency Contracts: Certain funds may enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in market value is recorded by the fund as an unrealized gain or loss on the Statement of Assets and Liabilities. When the contract is closed or delivery is taken, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. See Note 10.

Repurchase Agreements: The Funds may invest in repurchase agreements secured by U.S. Government obligations and by other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

Security Lending: The Funds may lend their securities to qualified brokers. The loans are collateralized at all times with cash or other money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. See Note 3.

Options: Premiums received from call options written are recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. If the option expires unexercised, premiums received are realized as a gain at expiration date. If the position is closed prior to expiration, a gain or loss is realized based on premiums received, less the cost to close the option. When an option is exercised, premiums received are added to the proceeds from the sale of the underlying securities and a gain or loss is realized. Call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid.

At October 31, 2005, the TCW Galileo Emerging Markets Income Fund has two open currency options which are stated on the Schedule of Investments. These options are marked to market daily and the resultant gain or loss is shown on the Statement of Assets and Liabilities.

Allocation of Operating Activity for Multiple Classes: Investment income, common expenses and realized gains and losses are allocated among the classes of shares of the fund based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares are charged to the operations of the class. All other expenses are charged to each fund or class as incurred on a specific

INTERNATIONAL

TCW Galileo Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

identification basis. Differences in class specific fees and expenses will result in differences in net investment income and therefore, the payment of different per share dividends per class.

Distributions: Distributions to shareholders are recorded on the ex-dividend date. The TCW Galileo Emerging Markets Income Fund declares and pays, or reinvests, dividends from net investment income monthly. All other funds declare and pay, or reinvest, dividends from net investment income annually. Any net long-term and net short-term capital gains earned by a fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Use of Estimates: The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 3 — Security Lending

The Funds listed below have outstanding securities on loan at October 31, 2005. The loans were collateralized with cash which were invested in short-term instruments. Income from these investments, net of broker fees, is shown on the Statement of Operations (amounts in thousands).

	Market Value of Loaned Securities	Collateral Value
TCW Galileo Emerging Markets Equities Fund	$1,346	$1,362
TCW Galileo Select International Growth Equities Fund	722	759

Note 4 — Federal Income Taxes

It is the policy of each fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At October 31, 2005 and 2004, the components of distributable earnings (excluding unrealized appreciation/depreciation disclosed below) on a tax basis were as follows (amounts in thousands):

	TCW Galileo Asia Pacific Equities Fund		TCW Galileo Emerging Markets Equities Fund		TCW Galileo Emerging Markets Income Fund
	2005	2004	2005	2004	2005	2004
Undistributed Ordinary Income	$1,310	$49	$185	$172	$1,133	$529
Undistributed Long-Term Gain	1,827	609	—	—	1,203	1,503
Total Distributable Earnings	$3,137	$658	$185	$172	$2,336	$2,032

INTERNATIONAL

TCW Galileo Funds, Inc.

  October 31, 2005

Permanent differences incurred during the year ended October 31, 2005, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed or accumulated net realized gain (loss) and paid-in capital as follows with no impact to the net asset value per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)	Undistributed/ Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Galileo Asia Pacific Equities Fund	$(44)	$40	$4
TCW Galileo Emerging Markets Equities Fund	5	2,543	(2,548)
TCW Galileo Emerging Markets Income Fund	(696)	695	1
TCW Galileo Select International Growth Equities Fund	(6)	188	(181)

During the years ended October 31, 2005 and 2004, the tax character of distributions paid was as follows (amounts in thousands):

	TCW Galileo Asia Pacific Equities Fund		TCW Galileo Emerging Markets Equities Fund		TCW Galileo Emerging Markets Income Fund
	2005	2004	2005	2004	2005	2004
Distributions paid from:
Ordinary Income	$72	$45	$172	$153	$3,923	$11,683
Long-Term Capital Gain	609	—	—	—	1,509	1,849
Total Distributions	$681	$45	$172	$153	$5,432	$13,532

At October 31, 2005, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

	TCW Galileo Asia Pacific Equities Fund	TCW Galileo Emerging Markets Equities Fund	TCW Galileo Emerging Markets Income Fund	TCW Galileo Select International Growth Equities Fund
Unrealized Appreciation	$1,346	$1,818	$4,302	$1,766
Unrealized (Depreciation)	(541)	(299)	(937)	(1,018)
Net Unrealized Appreciation	$805	$1,519	$3,365	$748
Cost of Investments for Federal Income Tax Purposes	$16,153	$12,684	$66,409	$26,654

At October 31, 2005, the following funds had net realized loss carryforwards for federal income tax purposes (amounts in thousands):

	Expiring In
	2006	2007	2009	2010	2011
TCW Galileo Emerging Markets Equities Fund	$3,399	$2,300	$3,732	$1,564	$2,478
TCW Galileo Select International Growth Equities Fund			$4,351	$5,651

INTERNATIONAL

TCW Galileo Funds, Inc.

Notes to Financial Statements (Continued)

Note 5 — Fund Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net asset value:

TCW Galileo Asia Pacific Equities Fund	1.00%
TCW Galileo Emerging Markets Equities Fund	1.00%
TCW Galileo Emerging Markets Income Fund	0.75%
TCW Galileo Select International Growth Equities Fund	0.75%

In addition to the management fees, the Funds reimburse, with approval by the Funds' Board of Directors, a portion of the Advisor costs associated in support of the Funds' Rule 38a-1 compliance obligations. These amounts are allocated to each Fund based on the net management fees paid and is included on the Statement of Operations.

The operating expenses for I and N Classes are limited to the average of the total expense ratios for comparable funds as reported by Lipper, Inc. ("Lipper Average") for each fund's respective investment objective, which is subject to change on a monthly basis. The operating expenses for the K Class are limited to the Lipper Average plus 0.25% of the class net assets. This expense limitation is voluntary and is terminable on a six months notice. At October 31, 2005 the average expense ratios reported by Lipper, Inc. as they relate to each fund were:

TCW Galileo Asia Pacific Equities Fund	1.93%
TCW Galileo Emerging Markets Equities Fund	1.99%
TCW Galileo Emerging Markets Income Fund	1.40%
TCW Galileo Select International Growth Equities Fund	1.89%

The amount borne by the Advisor when the operating expenses of a fund are in excess of the Lipper Average cannot be recaptured in the subsequent fiscal years. The advisor can recapture expenses only within a given fiscal year for that year's operating expenses.

Note 6 — Distribution Plan

TCW Brokerage Services ("Distributor"), an affiliate of the Advisor, serves as the non-exclusive distributor of each class of the Company's shares. The Company has a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class and K Class shares of each fund. Under the terms of the plan, each Fund compensates the distributor at a rate equal to 0.25% of the average daily net assets of the fund attributable to its N Class and K Class shares for distribution and related services.

The K Class shares are also subject to an administrative services fee. The Distributor receives an administrative services fee at an annual rate of up to 0.50% of the average daily net assets of the class for procuring recordkeeping, subaccounting and other administrative services to investors of the class. The Distributor expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisors and other financial intermediaries for providing these services to their customers.

Note 7 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2005, were as follows (amounts in thousands):

	TCW Galileo Asia Pacific Equities Fund	TCW Galileo Emerging Markets Equities Fund	TCW Galileo Emerging Markets Income Fund	TCW Galileo Select International Growth Equities Fund
Purchases at Cost	$31,011	$10,235	$56,365	$35,487

Sales Proceeds	$28,377	$8,537	$43,366	$26,638

There were no purchases or sales of U.S. Government securities for the year ended October 31, 2005.

INTERNATIONAL

TCW Galileo Funds, Inc.

  October 31, 2005

Note 8 — Capital Share Transactions

The Company's Articles of Incorporation permit the Board of Directors to issue one hundred sixty-two billion shares of capital stock with a par value of $0.001 per share. Transactions in each fund's shares were as follows:

TCW Galileo Asia Pacific Equities Fund	Year Ended October 31, 2005		Year Ended October 31, 2004
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,561,235	$15,344	49,577	$460
Shares Issued upon Reinvestment of Dividends	67,398	643	4,620	41
Shares Redeemed	(1,258,058)	(12,218)	(129,651)	(1,249)
Net Increase (Decrease)	370,575	$3,769	(75,454)	$(748)
TCW Galileo Emerging Markets Equities Fund	Year Ended October 31, 2005		Year Ended October 31, 2004
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	305,225	$3,641	280,183	$2,776
Shares Issued upon Reinvestment of Dividends	14,959	158	16,702	152
Shares Redeemed	(148,185)	(1,715)	(1,653,634)	(15,121)
Net Increase (Decrease)	171,999	$2,084	(1,356,749)	$(12,193)
TCW Galileo Emerging Markets Income Fund	Year Ended October 31, 2005		Year Ended October 31, 2004
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	4,091,780	$33,025	4,089,355	$32,332
Shares Issued upon Reinvestment of Dividends	550,819	4,415	1,643,587	12,833
Shares Redeemed	(2,176,859)	(17,579)	(4,381,968)	(34,593)
Net Increase	2,465,740	$19,861	1,350,974	$10,572
TCW Galileo Emerging Markets Income Fund	Year Ended October 31, 2005		March 1, 2004 (Commencement of Offering of N Class Shares) through October 31, 2004
N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	—	$—	13	$—
Net Increase	—	$—	13	$—
TCW Galileo Select International Growth Equities Fund	Year Ended October 31, 2005		Year Ended October 31, 2004
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,028,266	$10,289	573,934	$5,348
Shares Redeemed	(123,424)	(1,246)	(1,974,022)	(17,613)
Net Increase (Decrease)	904,842	$9,043	(1,400,088)	$(12,265)

INTERNATIONAL

TCW Galileo Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions (Continued)

TCW Galileo Select International Growth Equities Fund	Year Ended October 31, 2005		Year Ended October 31, 2004
K Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	440	$5	—	$—
Net Increase	440	$5	—	$—

There were no transactions in the TCW Galileo Select International Growth Equities Fund — N Class shares during the years ended October 31, 2005 and 2004.

Note 9 — Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There are no restricted securities (excluding 144A issues) at October 31, 2005.

Note 10 — Forward Foreign Currency Contracts

The fund listed below invested in forward foreign currency contracts during the year ended October 31, 2005. The contracts are used for the purpose of hedging against foreign exchange risk arising from the fund's investment in foreign securities. These contracts are "marked-to-market" at the valuation date at the applicable translation rates and any resulting unrealized gains or losses are recorded in the fund's financial statements. The fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through the sale or the expiration of the contract. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The following forward foreign currency contracts were outstanding at October 31, 2005:

TCW Galileo Emerging Markets Income Fund:

Expiration Date	Contracts to Buy or Sell	In Exchange for U.S. $	Unrealized Appreciation (Depreciation) on Contracts
11/14/2005	Buy Mexican Peso 8,547,000	$700,000	$90,359
11/14/2005	Sell Mexican Peso 8,547,000	715,081	(75,278)
	Total Unrealized Appreciation		$15,081

Note 11 — Subsequent Event

TCW Galileo Select International Growth Equities Fund will no longer offer the K Class shares after December 30, 2005. The Class will be terminated after the redemption by the shareholders on or about December 30, 2005.

TCW Galileo Asia Pacific Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2005	2004	2003	2002	2001
Net Asset Value per Share, Beginning of Year	$9.09	$8.92	$6.61	$6.20	$8.16
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.15	0.05	0.02	(0.03)	— (2)
Net Realized and Unrealized Gain (Loss) on Investments	1.39	0.15	2.29	0.44	(1.69)
Total from Investment Operations	1.54	0.20	2.31	0.41	(1.69)
Less Distributions:
Distributions from Net Investment Income	(0.04)	(0.03)	—	—	—
Distributions from Net Realized Gain	(0.38)	—	—	—	(0.27)
Total Distributions	(0.42)	(0.03)	—	—	(0.27)
Redemption Fees	0.00 (2)	—	—	—	—
Net Asset Value per Share, End of Year	$10.21	$9.09	$8.92	$6.61	$6.20
Total Return	17.26%	2.28%	34.95%	6.61%	(21.33)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$16,889	$11,678	$12,132	$8,777	$7,996
Ratio of Expenses to Average Net Assets (1)	1.97%	2.10%	2.21%	2.13%	2.17%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.50%	0.55%	0.32%	(0.40)%	0.01%
Portfolio Turnover Rate	192.31%	119.25%	137.49%	88.24%	45.49%

(1)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such action not been taken, total operating expenses, as a percentage of average net assets, would have been 2.46%, 2.45%, 2.48%, 2.18%, and 2.42% for the years ended October 31, 2005, 2004, 2003, 2002, and 2001 respectively.

(2)  Amount rounds to less than $0.01.

(3)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Galileo Emerging Markets Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2005		2004		2003	2002	2001
Net Asset Value per Share, Beginning of Year	$10.12		$8.95		$6.42	$6.24	$7.61
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.21		0.11		0.06	0.08	0.07
Net Realized and Unrealized Gain (Loss) on Investments	2.65		1.14		2.56	0.18	(1.44)
Total from Investment Operations	2.86		1.25		2.62	0.26	(1.37)
Less Distributions:
Distributions from Net Investment Income	(0.20)		(0.08)		(0.09)	(0.08)	—
Redemption Fees	0.00	(3)	—		—	—	—
Net Asset Value per Share, End of Year	$12.78		$10.12		$8.95	$6.42	$6.24
Total Return	28.70%		14.01%		41.32%	4.14%	(18.00)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$12,500		$8,155		$19,367	$24,504	$27,981
Ratio of Expenses to Average Net Assets	2.03	% (1)	2.11	% (1)	1.85%	1.64%	1.65%
Ratio of Net Investment Income to Average Net Assets	1.80%		1.12%		0.90%	1.16%	1.03%
Portfolio Turnover Rate	84.22%		137.15%		47.98%	17.34%	43.10%

(1)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 2.45% and 2.12% for the year ended October 31, 2005 and 2004, respectively.

(2)  Computed using average shares outstanding throughout the period.

(3)  Amount rounds to less than $0.01.

See accompanying notes to financial statements.

TCW Galileo Emerging Markets Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2005	2004	2003	2002 (1)	2001
Net Asset Value per Share, Beginning of Year	$7.98	$9.60	$7.93	$8.21	$8.15
Income from Investment Operations:
Net Investment Income (2)	0.55	0.61	0.79	0.76	0.78
Net Realized and Unrealized Gain on Investments	0.25	0.38	1.73	0.25	0.13
Total from Investment Operations	0.80	0.99	2.52	1.01	0.91
Less Distributions:
Distributions from Net Investment Income	(0.46)	(0.49)	(0.71)	(0.71)	(0.78)
Distributions from Net Realized Gain	(0.28)	(2.12)	(0.14)	(0.58)	(0.07)
Total Distributions	(0.74)	(2.61)	(0.85)	(1.29)	(0.85)
Redemption Fees	(0.01)	—	—	—	—
Net Asset Value per Share, End of Year	$8.03	$7.98	$9.60	$7.93	$8.21
Total Return	10.06%	12.53%	33.06%	12.96%	11.77%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$69,810	$49,703	$46,794	$81,758	$21,374
Ratio of Expenses to Average Net Assets	1.16%	1.20%	1.07%	1.10%	1.08%
Ratio of Net Investment Income to Average Net Assets	6.83%	7.74%	8.76%	9.52%	9.50%
Portfolio Turnover Rate	92.86%	79.63%	115.50%	73.13%	58.46%

(1)  The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.107, decrease net realized gains and losses per share by $0.107 and increase the ratio of net investment income to average net assets from 8.18% to 9.52%. Per shares and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(2)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Galileo Emerging Markets Income Fund

Financial Highlights — N Class

	Year Ended October 31, 2005	March 1, 2004 (Commencement of Offering of N Class Shares) through October 31, 2004
Net Asset Value per Share, Beginning of Period	$8.30	$7.72
Income (Loss) from Investment Operations:
Net Investment Income (5)	6.40	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(5.62)	0.31
Total from Investment Operations	0.78	0.58
Net Asset Value per Share, End of Period	$9.08	$8.30
Total Return	9.40%	7.51	% (1)
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$— (4)	$—	(4)
Ratio of Expenses to Average Net Assets (3)	1.47%	1.50	% (2)
Ratio of Net Investment Income to Average Net Assets	6.83%	5.24	% (2)
Portfolio Turnover Rate	92.86%	79.63	% (6)

(1)  For the period March 1, 2004 (Commencement of Offering of N Class Shares) through October 31, 2004 and not indicative of a full year's operating results.

(2)  Annualized.

(3)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such actions not been taken, total operating expenses, as a percentage of average net assets, would have been 899.58% for the year ended October 31, 2005 and 22.68% for the period March 1, 2004 (Commencement of Offering of N Class Shares) through October 31, 2004.

(4)  Amount rounds to less than $1 (in thousands).

(5)  Computed using average shares outstanding throughout the period.

(6)  Represents the Fund's turnover for the period ended October 31, 2004.

See accompanying notes to financial statements.

TCW Galileo Select International Growth Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2005	2004		2003	2002	2001
Net Asset Value per Share, Beginning of Year	$9.44	$8.65		$6.92	$8.32	$14.25
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.00	(0.03)		— (2)	0.01	0.79
Net Realized and Unrealized Gain (Loss) on Investments	1.52	0.82		1.73	(1.41)	(5.07)
Total from Investment Operations	1.52	0.79		1.73	(1.40)	(4.28)
Less Distributions:
Distributions from Net Investment Income	—	—		—	—	(1.65)
Redemption Fees	0.00 (2)	—		—	—	—
Net Asset Value per Share, End of Year	$10.96	$9.44		$8.65	$6.92	$8.32
Total Return	16.10%	9.13%		25.00%	(16.83)%	(33.69)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$26,518	$14,293		$25,206	$36,661	$43,230
Ratio of Expenses to Average Net Assets	1.63%	1.72	% (1)	1.58%	1.17%	0.90	% (1)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.03%	(0.36)%		0.02%	0.16%	7.45%
Portfolio Turnover Rate	114.71%	101.73%		92.92%	123.93%	193.27%

(1)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such action not been taken, total operating expenses, as a percentage of average net assets, would have been 2.50% and 1.14% for the years ended October 31, 2004 and 2001, respectively.

(2)  Amount rounds to less than $0.01.

(3)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Galileo Select International Growth Equities Fund

Financial Highlights — N Class

	Year Ended October 31,		February 1, 2003 (Commencement of Offering of N Class Shares) through
	2005	2004	October 31, 2003
Net Asset Value per Share, Beginning of Period	$9.44	$8.65	$6.56
Income from Investment Operations:
Net Investment Income (5)	0.01	0.67	0.02
Net Realized and Unrealized Gain on Investments	1.51	0.12	2.07
Total from Investment Operations	1.52	0.79	2.09
Net Asset Value per Share, End of Period	$10.96	$9.44	$8.65
Total Return	16.10%	9.13%	31.86	% (1)
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands) (4)	$—	$—	$—
Ratio of Expenses to Average Net Assets (3)	1.84%	1.72%	1.74	% (2)
Ratio of Net Investment Income to Average Net Assets	0.08%	7.10%	0.43	% (2)
Portfolio Turnover Rate	114.71%	101.73%	92.92	% (6)

(1)  For the period February 1, 2003 (Commencement of Offering of N Class Shares) through October 31, 2003 and not indicative of a full year's operating results.

(2)  Annualized.

(3)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc. The expense limitation is voluntary and is terminable on six months notice. Had such action not been taken, total operating expenses, as a percentage of average net assets, would have been 1,241.21% for the years ended October 31, 2004 and 7,514.10% for the period February 1, 2003 (Commencement of Offering of N Class Shares) through October 31, 2003 and 2004.

(4)  Amounts round to less than $1 (in thousands).

(5)  Computed using average shares outstanding throughout the period.

(6)  Represents the Fund's turnover for the period ended October 31, 2003.

See accompanying notes to financial statements.

TCW Galileo Select International Growth Equities Fund

Financial Highlights — K Class

	Year Ended October 31,		November 1, 2002 (Commencement of Offering of K Class Shares) through
	2005	2004	October 31, 2003
Net Asset Value per Share, Beginning of Period	$9.44	$8.65	$6.92
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	(0.03)	0.01	0.03
Net Realized and Unrealized Gain on Investments	1.50	0.78	1.70
Total from Investment Operations	1.47	0.79	1.73
Net Asset Value per Share, End of Period	$10.91	$9.44	$8.65
Total Return	15.57%	9.13%	25.00%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$5	$— (2)	$— (2)
Ratio of Expenses to Average Net Assets (1)	2.08%	1.72%	1.74%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.31)%	0.10%	0.35%
Portfolio Turnover Rate	114.71%	101.73%	92.92%

(1)  The Investment Advisor paid the operating expenses of the Fund, to the extent necessary to limit annual operating expenses of the Fund to an amount not to exceed the trailing monthly expense ratio for comparable funds as reported by Lipper, Inc plus 0.25% of the Fund/Class average daily net assets. The expense limitation is voluntary and is terminable on six months notice. Had such action not been taken, total operating expenses, as a percentage of average net assets, would have been 465.45% and 12,698.72% for the years ended October 31, 2005 and 2004, respectively, and 2.23% for the period November 1, 2002 (Commencement of Offering of K Class Shares) through October 31, 2003.

(2)  Amounts round to less than $1 (in thousands).

(3)  Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

INTERNATIONAL

TCW Galileo Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
TCW Galileo Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Galileo Asia Pacific Equities Fund, TCW Galileo Emerging Markets Equities Fund, TCW Galileo Emerging Markets Income Fund, and TCW Galileo Select International Growth Equities Fund (the "TCW Galileo International Funds") (four of twenty-four funds comprising the TCW Galileo Funds, Inc.) as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods in the period ended October 31, 2005. These financial statements and financial highlights are the responsibility of the TCW Galileo International Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The TCW Galileo International Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the TCW Galileo International Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective TCW Galileo International Funds as of October 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the stated periods in conformity with accounting principles generally accepted in the United States of America.

December 23, 2005
Los Angeles, California

INTERNATIONAL

TCW Galileo Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a TCW Galileo Fund, you incur ongoing operational costs of a fund, including management fees and other fund expenses. The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Galileo Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 to October 31, 2005.

Actual Expenses The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Galileo Funds, Inc.	Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2005 to October 31, 2005)
TCW Galileo Asia Pacific Equities Fund
I Class Shares
Actual	$1,000.00	$1,052.58	1.96%	$10.14
Hypothetical (5% return before expenses)	1,000.00	1,015.30	1.96%	9.96
TCW Galileo Emerging Markets Equities Fund
I Class Shares
Actual	$1,000.00	$1,145.16	2.01%	$10.87
Hypothetical (5% return before expenses)	1,000.00	1,015.10	2.01%	10.21
TCW Galileo Emerging Markets Income Fund
I Class Shares
Actual	$1,000.00	$1,043.19	1.20%	$6.18
Hypothetical (5% return before expenses)	1,000.00	1,019.20	1.20%	6.11
N Class Shares
Actual	$1,000.00	$1,038.91	1.47%	$7.55
Hypothetical (5% return before expenses)	1,000.00	1,017.80	1.47%	7.48
TCW Galileo Select International Growth Equities Fund
I Class Shares
Actual	$1,000.00	$1,123.00	1.63%	$8.72
Hypothetical (5% return before expenses)	1,000.00	1,017.00	1.63%	8.29
N Class Shares
Actual	$1,000.00	$1,123.00	1.84%	$9.85
Hypothetical (5% return before expenses)	1,000.00	1,015.90	1.84%	9.35
K Class Shares
Actual	$1,000.00	$1,120.10	2.09%	$11.17
Hypothetical (5% return before expenses)	1,000.00	1,014.70	2.09%	10.61

INTERNATIONAL

TCW Galileo Funds, Inc.

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board of Directors of the Company has delegated the Company's proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.  By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.  By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor's proxy voting guidelines, it will deliver the description that is disclosed in the Company's Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, shall prepare and file Form N-PX with the SEC not later than August 31 of each year, which shall include the Company's proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company's proxy voting record for the most recent twelve-month period ended June 30 is available:

1.  By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.  By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company's proxy voting record, it will send the information disclosed in the Company's most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy. You may also obtain the Company's Form N-Q:

1.  By going to the SEC website at http://www.sec.gov.; or

2.  By visiting the SEC's Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room).

TCW Galileo Funds, Inc.

Tax Information Notice (Unaudited)

On account of the year ended October 31, 2005, the following funds paid a capital gain distribution within the meaning 852(b)(3)(c) of the Internal Revenue Code ("Code"). Each fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amounts per Share
TCW Galileo Asia Pacific Equities Fund	$0.37
TCW Galileo Emerging Markets Income Fund	$0.17

Under Section 854(b)(2) of the Code, the following funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2005:

Fund	Qualified Dividend Income
TCW Galileo Asia Pacific Equities Fund	$269,013
TCW Galileo Emerging Markets Equities Fund	$198,910
TCW Galileo Select International Growth Equities Fund	$262,731

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In January 2006, shareholders will receive the calendar year end tax information from the Funds' transfer agent. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

TCW Galileo Funds, Inc.

Directors and Officers of the Company

A board of eight directors is responsible for overseeing the operations of the 24 Galileo Funds. The directors of the Funds, and their business addresses and their principal occupations for the last five years are set forth below.

Independent Directors

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (69) c/o Paul Hastings, Janofsky & Walker LLP Counsel to the Independent Directors 515 South Flower Street Los Angeles, CA 90071	Mr. Bell has served as a director of TCW Galileo Funds, Inc. since October 2002.	Private Investor. Former President, Los Angeles Business Advisors (not-for-profit organization). Prior to 1996, Mr. Bell served as the Area Managing Partner of Ernst & Young LLP for the Pacific Southwest Area.	Point 360 (audio visual services), Broadway National Bank (banking), TCW Convertible Securities Fund, Inc. (closed-end fund).

Richard W. Call (81) 496 Prospect Terrace Pasadena, CA 91103	Mr. Call has served as a director of TCW Galileo Funds, Inc. since February 1994.	Private Investor. Former President of The Seaver Institute (a private foundation).	TCW Convertible Securities Fund, Inc. (closed-end fund).

Matthew K. Fong (51) Strategic Advisory Group 556 S. Fair Oaks Avenue Pasadena, CA 91105	Mr. Fong has served as a director of TCW Galileo Funds, Inc. since April 1999.	President, Strategic Advisory Group, Of Counsel Sheppard, Mullin, Richter & Hamilton (law firm) since 1999. From 1995 to 1998, Mr. Fong served as Treasurer of the State of California.	Seismic Warning Systems, Inc., Viata Inc. (home entertainment products), Zero Stage Capital (private equity fund) and TCW Convertible Securities Funds, Inc. (closed-end fund).

John A. Gavin (74) c/o Paul, Hastings, Janofsky & Walker LLP Counsel to the Independent Directors 515 South Flower Street Los Angeles, CA 90071	Mr. Gavin has served as a director of TCW Galileo Funds, Inc., since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	Causeway Capital (investment advisor), TCW Convertible Securities Fund, Inc. (closed-end fund), and Hotchkis and Wiley Funds (mutual funds).

Patrick C. Haden (52) 300 South Grand Avenue Los Angeles, CA 90071 Chairman	Mr. Haden has served as a director of TCW Galileo Funds, Inc. since May 2001.	General Partner, Riordan, Lewis & Haden (private equity firm).	Indy Mac Mortgage Holdings (mortgage banking), Tetra Tech, Inc. (environmental consulting), and TCW Convertible Securities Fund, Inc. (closed-end fund).

Charles A. Parker (71) c/o Paul, Hastings, Janofsky & Walker LLP Counsel to the Independent Directors 515 South Flower Street Los Angeles, CA 90071	Mr. Parker has served as a director since April 2003.	Private Investor.	Horace Mann Educators Corp., trustee of the Burridge Center for Research in Security Prices (University of Colorado), Amerindo Funds (mutual fund), and TCW Convertible Securities Fund, Inc. (closed-end fund).

TCW Galileo Funds, Inc.

Interested Directors

Each of these directors are "interested persons" of TCW Galileo Funds, Inc. ("Company") as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (61) 865 South Figueroa Street Los Angeles, CA. 90017	Mr. Stern has served as a director since inception of TCW Galileo Funds, Inc. in September 1992.	Vice Chairman, The TCW Group, Inc., the Advisor, TCW Asset Management Company, and Trust Company of the West.	Qualcomm Incorporated (wireless communications).

Thomas E. Larkin, Jr. (66) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Larkin has served as a director since inception of TCW Galileo Funds, Inc., in September 1992.	Vice Chairman, The TCW Group, Inc., the Advisor, TCW Asset Management Company and Trust Company of the West.	None

The officers of the Company who are not directors of the Company are:

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Alvin R. Albe, Jr. (52)*	President and Chief Executive Officer	President and Director, the Advisor, Executive Vice President and Director of TCW Asset Management Company and Trust Company of the West; Executive Vice President, The TCW Group, Inc., and President and Chief Executive Officer, TCW Convertible Securities Fund, Inc.

Michael E. Cahill (54)*	Senior Vice President, General Counsel and Assistant Secretary	Group Managing Director, General Counsel and Secretary, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Director, TCW Asset Management Company and General Counsel, TCW Convertible Securities Fund, Inc.

Charles W. Baldiswieler (47)*	Senior Vice President	Group Managing Director, the Advisor, Trust Company of the West and TCW Asset Management Company; Director, TCW Asset Management Company.

Hilary G.D. Lord (49)*	Senior Vice President and Chief Compliance Officer	Managing Director and Chief Compliance Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President and Chief Compliance Officer, TCW Convertible Securities Fund, Inc.

Dennis J. McCarthy (48)*	Senior Vice President	Managing Director, the Advisor, Trust Company of the West and TCW Asset Management Company.

TCW Galileo Funds, Inc.

Directors and Officers of the Company (Continued)

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Ronald R. Redell (34)*	Senior Vice President	Managing Director, the Advisor, Trust Company of the West and TCW Asset Management Company.

Philip K. Holl (55)*	Secretary and Associate General Counsel	Senior Vice President and Associate General Counsel, the Advisor, Trust Company of the West and TCW Asset Management Company; Secretary, TCW Convertible Securities Fund, Inc.

David S. DeVito (42)*	Treasurer and Chief Financial Officer	Managing Director and Chief Financial Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Director, TCW Asset Management Company; Treasurer and Chief Financial Officer, TCW Convertible Securities Fund, Inc.

George N. Winn (37)*	Assistant Treasurer	Senior Vice President, the Advisor, Trust Company of the West and TCW Asset Management Company.

  (1)  Positions with The TCW Group, Inc. and its affiliates may have changed over time.

  *  Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

The SAI (Statement of Additional Information) has additional information regarding the Board of Trustees. A copy is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

Shareholder Information

Directors and Officers

Patrick C. Haden
Director and Chairman of the Board

Samuel P. Bell
Director

Richard W. Call
Director

Matthew K. Fong
Director

John A. Gavin
Director

Thomas E. Larkin, Jr.
Director

Charles A. Parker
Director

Marc I. Stern
Director

Alvin R. Albe, Jr.
President and Chief Executive Officer

Charles W. Baldiswieler
Senior Vice President

Michael E. Cahill
Senior Vice President,
General Counsel and Assistant Secretary

Dennis J. McCarthy
Senior Vice President

Ronald R. Redell
Senior Vice President

Philip K. Holl
Secretary and Associate General Counsel

Hilary G.D. Lord
Senior Vice President and Chief Compliance Officer

David S. DeVito
Treasurer and Chief Financial Officer

George N. Winn
Assistant Treasurer

Investment Advisor

TCW Investment Management Company
865 South Figueroa Street
Los Angeles, California 90017
(800) FUND-TCW

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, Wisconsin 53202

Independent Auditors

Deloitte & Touche, LLP
350 South Grand Avenue
Los Angeles, California 90071

Custodian & Administrator

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

Distributor

TCW Brokerage Services
865 South Figueroa Street
Los Angeles, California 90017

Item 2.       Code of Ethics.  The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.  The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, please contact the registrant at (877) 829-4768.

Item 3.       Audit Committee Financial Expert.  The registrant has an audit committee financial expert, Samuel P. Bell, who is independent of management serving on its audit committee.

Item 4.       Principal Accountant Fees and Services.

(a) Audit Fees Paid by Registrant

2004	2005

$524,472	$487,350

(b) Audit-Related Fees Paid by Registrant

2004	2005

0	0

(c) Tax Fees Paid by Registrant

2004	2005

$127,885	$124,118

Fees were for the preparation and filing of the registrant’s corporate returns.

(d) All Other Fees Paid by Registrant

2004	2005

$71,805	$61,696.00

Fees in 2004 were for a review of registrant’s anti-money laundering policy, review of annual post-effective amendment to registrant’s registration statement and to perform an assessment of fund share transaction activity.  Fees in 2005 were principally for a review of registrant’s anti-money laundering policy.

(e) (1) The registrant’s audit committee approves each specific service the auditor will perform for the registrant.  Accordingly, the audit committee has not established pre-approval policies or procedures for services that the auditor may perform for the registrant.

(e) (2) None.

(f) Not applicable.

(g) In addition to the non-audit fees disclosed in Items 4(c) and 4(d) above, $36,750.00, of which fifty percent was paid by registrant’s investment adviser, was billed during the 2004 fiscal year by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  No such payments were made during the 2005 fiscal year.

(h) Not applicable.

Item 5.       Audit of Committee of Listed Registrants.  Not applicable.

Item 6.       Schedule of Investments.  Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases. Not applicable.

Item 10.      Submission of Matters to a Vole of Security Holders.

No material changes have been made to registrant’s procedures by which shareholders may recommend nominees to registrant’s Board of Directors.

Item 11.      Controls and Procedures.

(a) The Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and 15d-15(b) under the Exchange Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.      Exhibits.

(a)  EX-99.CODE – Code of Ethics

(b)  EX-99.CERT – Section 302 Certifications (filed herewith).

EX-99.906CERT – Section 906 Certification (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Funds, Inc.

By (Signature and Title)
/s/ Alvin R. Albe, Jr.
Alvin R. Albe, Jr.
Chief Executive Officer

Date	January 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ Alvin R. Albe, Jr.
Alvin R. Albe, Jr.
Chief Executive Officer

Date	January 6, 2006

By (Signature and Title)
/s/ David S. DeVito
David S. DeVito
Chief Financial Officer

Date	January 6, 2006